UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TopBuild Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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March 23, 2016

Dear Stockholders:

It is my pleasure to invite you to TopBuild Corp.’s 2016 Annual Meeting of Stockholders.  The Annual Meeting will be held on Monday, May 2, 2016, at 10:00 AM Eastern Time, at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827.

We are furnishing proxy materials to our stockholders via the Internet, which we believe expedites stockholders’ receipt of proxy materials while also lowering our costs and reducing the environmental impact of our Annual Meeting.  The Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail provides instructions on how to access and review this Proxy Statement and our 2015 Annual Report as well as how to vote by Internet.  If you received the Notice and would still like to receive a printed copy of our proxy materials, please follow the instructions for requesting these materials included in the Notice.

Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2016 Annual Meeting of Stockholders and Proxy Statement.  The proxy materials also provide information about TopBuild that you should consider when voting your shares.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “Street Name”), you will receive voting instructions from the holder of record.  You must follow these instructions in order for your shares to be voted.  Your broker is required to vote those shares in accordance with your instructions.

We hope you will be able to attend our Annual Meeting.  If you cannot attend, it is important that your shares be represented.  Your vote is very important to us.  We urge you to read the accompanying Proxy Statement carefully and vote for the Board’s nominees and in accordance with the Board’s recommendations on the other proposals.  Whether or not you are planning to attend the Annual Meeting, please vote your shares as soon as possible by telephone or Internet, or, if you requested to receive printed proxy materials, by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.  Further instructions are provided in the Notice, the proxy card or the voting instruction form provided by your broker.  Please vote promptly.

Thank you for your continued support.  If you have any questions, please contact Morrow & Co., LLC, the firm that is assisting us in connection with the Annual Meeting, at (203) 658-9400.

Sincerely yours,

Jerry Volas

Chief Executive Officer and Director

TopBuild Corp.

260 Jimmy Ann Drive

Daytona Beach, Florida 32114

Notice of 2016 Annual Meeting of Stockholders

To the Stockholders of TopBuild Corp.:

The 2016 Annual Meeting of Stockholders of TopBuild Corp. will be held at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827 on Monday, May 2, 2016, at 10:00 AM Eastern Time, for the following purposes:

(a)

To vote on a proposal to elect Dennis W. Archer and Alec C. Covington as Class I Directors to hold office for a term of three (3) years or until their respective successors have been duly elected and qualified;

(b)

To vote on a proposal to ratify the appointment by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

(c)	To vote on a proposal to approve, on an advisory basis, the compensation of our named executive officers;
(d)	To vote on a proposal to approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
(e)	To vote on a proposal to approve the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan; and
(f)	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 10, 2016, may vote at the meeting.

On or about March 23, 2016, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of March 10, 2016, and posted our proxy materials on the website referenced in the Notice (www.proxyvote.com).  As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials.  In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Your vote is very important.  Stockholders may vote their shares (1) in person at the Annual Meeting, (2) by telephone, (3) through the Internet, or (4) by completing and mailing a proxy card if you receive your proxy materials by mail.  Specific instructions for voting by telephone or through the Internet (including voting deadlines) are included in the Notice and in the proxy card.  For specific instructions on how to vote your shares, please refer to the instructions on the Notice in the section titled “GENERAL INFORMATION ABOUT THE MEETING AND VOTING” of this proxy statement or, if you requested to receive printed proxy materials on the enclosed proxy card.

By order of the Board of Directors.

Michelle A. Friel
Vice President, General Counsel and Secretary

Note: The Board of Directors solicits votes by use of the Company’s telephone or Internet voting procedures or, if you requested to receive printed proxy materials, the execution and prompt return of the accompanying proxy card in the enclosed return envelope.

TopBuild Corp. - Proxy Statement - 1

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement.  This summary does not contain all of the information that you should consider, and you should read this entire proxy statement carefully before voting.  Page references are supplied to help you find further information in this proxy statement.

Annual Meeting of Stockholders

•	Date and Time: Monday, May 2, 2016, at 10:00 AM Eastern Time
•	Location: Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827
•	Record Date: March 10, 2016

Who May Vote

You may vote if you were a stockholder of record at the close of business on the record date.  The proxy materials are first being sent on or about March 23, 2016, to those persons who are entitled to vote at the Annual Meeting.

How to Cast Your Vote

You can vote by any of the following methods:

Internet (www.proxyvote.com) until May 1, 2016;

Telephone (1-800-690-6903) until May 1, 2016;

Complete, sign and return your proxy by mail by May 1, 2016; or

•

In person, at the Annual Meeting: If you are a stockholder of record, your admission card will serve as proof of ownership.  If you hold your shares through a broker, nominee or other intermediary, you must bring proof of ownership to the meeting.

Voting Matters

We are asking you to vote on the following proposals at the Annual Meeting:

	Board Recommendation	Page
Election of Directors	FOR each Director Nominee	15
Ratification of Auditor Appointment	FOR	45
Advisory Vote on Executive Compensation	FOR	46
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	EVERY YEAR	47
Approval of Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan	FOR	48

Board and Governance Highlights (page 11)

•	All directors and nominees are independent (except our Chief Executive Officer)
•	None of our directors serve on more than two (2) public company boards
•	Independent Chair of the Board
•	Code of Ethics for all employees and directors
•	Stock ownership requirements for officers and directors

TopBuild Corp. - Proxy Statement - 2

Board Nominees (page 15)

The Board has nominated Mr. Archer and Mr. Covington as Class I Directors, to hold office for a term of three (3) years or until their respective successors have been duly elected and qualified.

The following table provides summary information about each director nominee.

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Company Boards
Dennis W. Archer	74	2015	Chairman and Chief Executive Officer of Dennis W. Archer PLLC Chairman Emeritus of Dickinson Wright PLLC	Yes	• Audit • Compensation • Governance	Masco Corporation
Alec C. Covington	59	2015	Managing Director, Haynes Park Capital, LLC	Yes	• Audit • Compensation • Governance (Chair)

Auditor (page 45)

We are asking our stockholders to approve the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.  Below is summary information about fees billed or estimated to be billed to us by PricewaterhouseCoopers LLP for services provided in the year ended December 31, 2015:

Year Ended December 31, 2015
Audit Fees	1,780,000
Audit-Related Fees	-
Tax Fees	5,000
All Other Fees	1,800
TOTAL	1,786,800

Executive Compensation (page 29)

Our compensation programs are designed to attract, retain and incentivize executive officers to focus on critical business objectives, to appropriately balance risks and rewards and to effectively lead our business.  The fundamental principles of our compensation programs are to reward executive officers to a significant degree based on company performance, both in achieving performance goals and by making effective strategic decisions, and to align executive officers’ interests with the long-term interests of stockholders.

TopBuild Corp. - Proxy Statement - 3

We believe that having a significant ownership interest in stock is critical to aligning the interests of executive officers with the long-term interests of stockholders.  Accordingly, equity grants in the form of restricted stock awards and stock options with extended vesting periods, as well as awards that only vest upon the achievement of performance goals, are an important component of compensation for executive officers.  The value ultimately realized from equity awards depends on the long-term performance of our common stock.

Advisory Vote to Approve Executive Compensation (page 46)

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers.  We believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, as they support achieving our goals with appropriate levels of risk and are aligned with stockholder interests, including:

•	a balanced mix of long-term incentives including stock options and restricted stock awards to motivate long-term performance and reward executives for gains in stock price;
•	very limited perquisites;
•	stock ownership requirements for officers;
•	annual incentive compensation bonuses tied directly to performance and capped at varying percentages of base salary, limiting excessive awards for short-term performance; and
•	multiple-year vesting of long-term equity incentive awards.

Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation (page 47)

We are asking our stockholders to approve, on an advisory basis, the frequency of “every year” for future advisory votes on the compensation of our named executive officers.  In formulating its recommendation on this proposal, the Board considered that an annual advisory vote on executive compensation is consistent with our policy of seeking input from our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices on a routine basis.  An annual vote will give our stockholders the opportunity to react promptly to emerging trends in compensation, provide feedback before those trends become pronounced over time and give the Board and the Compensation Committee the opportunity to evaluate advisory votes on executive compensation each year.  An annual vote also complements our goal of creating and implementing compensation programs that enhance stockholder value and maximize accountability.

Vote to Approve Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan (page 48)

We are asking our stockholders to approve the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan (the “Amended LTIP”).  Stockholder approval of the Amended LTIP is being sought primarily to secure the continued deductibility of performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) prior to the expiration of a transition rule for spin-off companies that only affords such deductibility for the transition period.  The Amended LTIP also makes certain other changes as described further herein.  No additional shares are being requested under the Amended LTIP at this time.

TopBuild Corp. - Proxy Statement - 4

PROXY STATEMENT

2016 Annual Meeting

The 2016 Annual Meeting of Stockholders of TopBuild Corp. (the “Annual Meeting”) will be held at 10:00 AM Eastern Time on May 2, 2016, for the purposes set forth in the accompanying Notice of 2016 Annual Meeting of Stockholders.  This Proxy Statement is being furnished to stockholders of record as of March 10, 2016, of TopBuild Corp. in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for the Annual Meeting and at any adjournments or postponements of the Annual Meeting.  We will refer to TopBuild Corp. in this proxy statement as “we,” “us,” “our,” the “Company” or “TopBuild.”

TopBuild

On June 30, 2015 (the “Distribution Date”), we became an independent, publicly traded company as a result of Masco Corporation’s (“Masco”) distribution of 100% of the shares of TopBuild to holders of Masco’s common stock (the “Separation” or the “Spin-Off”).  Our common stock began trading “regular way” under the ticker symbol “BLD” on the New York Stock Exchange (“NYSE”) on July 1, 2015.  As a result of the Spin-Off, TopBuild holds the assets and liabilities of the Installation and Other Services Business previously owned by Masco.  For further information regarding the Spin-Off, see our Information Statement filed as an exhibit to Amendment No. 3 to our Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 8, 2015.

We are the leading installer and distributor of insulation products to the United States construction industry, based on revenue.  We provide insulation installation services nationwide through our TruTeam contractor services business, which has over 180 installation branches located in 44 states.  We distribute insulation and other building products including rain gutters, fireplaces, closet shelving and roofing materials through our Service Partners business, which has over 70 distribution centers in 35 states.  Further, through our Home Services subsidiary and our Environments For Living® program, we offer a number of services and tools designed to assist builders with applying the principles of building science to new home construction.

Our principal executive office is located at 260 Jimmy Ann Drive, Daytona Beach, Florida 32114.  Our telephone number is (386) 304-2200 and our website is located at www.topbuild.com.  Our common stock trades on the NYSE under the symbol BLD.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

Q:Why is TopBuild distributing this Proxy Statement?

A:We are distributing this Proxy Statement and, if you requested to receive printed proxy materials, the enclosed proxy card, because the Board is soliciting your proxy to vote at the Annual Meeting (to be held on May 2, 2016) and at any postponements or adjournments of the Annual Meeting.  This Proxy Statement summarizes information that is intended to assist you in making an informed vote on the proposals described in this Proxy Statement.

Q:Why did I receive a Notice of Internet Availability of Proxy Materials?

A:We have elected to take advantage of SEC rules that allow companies to furnish proxy materials to stockholders via the Internet.  If you received a Notice of Internet Availability of Proxy Materials (a “Notice”) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one.  The Notice instructs you on how to access and review this proxy statement and our 2015 Annual Report as well as how to vote by Internet.  If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice.  As stated in the Notice, the request should be made on or before April 18, 2016, to facilitate timely delivery.

TopBuild Corp. - Proxy Statement - 5

We will mail the Notice to certain stockholders by March 23, 2016.  We will also mail a printed copy of this proxy statement and form of proxy to certain stockholders, and we expect that mailing to begin on March 23, 2016.

Q:Who is entitled to vote at the Annual Meeting?

A:Only stockholders of record as of the close of business on March 10, 2016 (the “Record Date”), are entitled to vote at the Annual Meeting.  On that date, there were 38,534,827 shares of our common stock outstanding and entitled to vote.

Q:How many shares must be present to conduct the Annual Meeting?

A:We must have a “quorum” present in person or by proxy to hold the Annual Meeting.  A quorum is achieved through the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of all outstanding securities of the Company generally entitled to vote at the Annual Meeting.  Abstentions and broker non-votes (defined below) will be counted for the purpose of determining the existence of a quorum.

Q:What am I voting on?

A:Five (5) proposals are scheduled for a vote:

•	Election of Dennis W. Archer and Alec C. Covington as Class I Directors to the Company’s Board of Directors;
•	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
•	Approval, on an advisory basis, of the compensation of the Company’s named executive officers;
•	Approval, on an advisory basis, of the frequency of future nonbinding advisory votes on the compensation of the Company’s named executive officers; and
•	Approval of the Amended LTIP.

As of the date of this proxy statement, our Board does not know of any other business to be presented at the Annual Meeting.

Q:How does the Board recommend that I vote?

A:The Board’s recommendation for each proposal is set forth in this proxy statement together with the description of each proposal.  In summary, the Board recommends a vote:

•	FOR the election of each of Dennis W. Archer and Alec C. Covington as Class I Directors;
•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
•	FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers;
•	EVERY YEAR on the advisory vote on the frequency of future nonbinding advisory votes on the compensation of the Company’s named executive officers; and
•	FOR the approval of the Amended LTIP.

Q:How do I vote before the Annual Meeting?

A:You may vote your shares before the Annual Meeting (1) by telephone, (2) through the Internet, or (3) by completing and mailing a proxy card if you receive your proxy materials by mail.  If you

TopBuild Corp. - Proxy Statement - 6

vote by telephone or via the Internet, you do not need to return your proxy card or voting instruction form.  With respect to the election of directors, you may vote “FOR” all of the nominees to the Board, you may withhold authority to vote for any nominee you specify or you may withhold authority to vote for both of the nominees as a group.  For the advisory votes on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and the compensation of the Company’s named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.  For the advisory vote on the frequency of future nonbinding advisory votes on the compensation of the Company’s named executive officers, you may vote for “EVERY YEAR,” “EVERY TWO YEARS,” “EVERY THREE YEARS” or abstain from voting.  For the vote on the approval of the Amended LTIP, you may vote “FOR” or “AGAINST” or abstain from voting.

Q:May I vote at the Annual Meeting?

A:Yes, you may vote your shares at the Annual Meeting if you attend in person.  Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy or voting instructions as described above, or as directed by your broker if you hold your shares through a broker, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:If your shares are registered in your name on the Company’s books and records or with our transfer agent, Computershare, you are the “stockholder of record” of those shares, and this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided directly to you by us.  In contrast, if you purchased your shares through a brokerage or other financial intermediary, the brokerage or other financial intermediary will be the “stockholder of record” of those shares.  Generally, when this occurs, the brokerage or other financial intermediary will automatically put your shares into “Street Name,” which means that the brokerage or other financial intermediary will hold your shares in its name or another nominee’s name and not in your name, but will keep records showing you as the real or “beneficial owner.”  If you hold shares beneficially in Street Name, this Notice of Annual Meeting and Proxy Statement and any accompanying documents have been forwarded to you by your broker, bank or other holder of record.

Q:How do I vote if my bank or broker holds my shares in “Street Name”?

A:If you hold shares beneficially, you may vote by submitting the voting instruction form you receive from your broker.  Telephone and Internet voting may also be available – please refer to the voting instruction card provided by your broker.

Q:How many votes do I have?

A:Each share of common stock that you own as of the close of business on the Record Date (March 10, 2016) entitles you to one (1) vote on each matter voted upon at the Annual Meeting.  As of the close of business on the Record Date, there were 38,534,827 shares of our common stock outstanding.

Q:May I change my vote?

A:Yes, you may change your vote or revoke your proxy at any time before the vote at the Annual Meeting.  You may change your vote prior to the Annual Meeting by executing a valid proxy card bearing a later date and delivering it to us prior to the Annual Meeting at TopBuild Corp., Attention: Vice President, General Counsel and Secretary, 260 Jimmy Ann Drive, Daytona Beach, Florida 32114.  Submitting a proxy card will revoke votes you may have made with a previous proxy card.  You may withdraw your vote at the Annual Meeting and vote in person by giving written notice to our Vice President, General Counsel and Secretary (the “Secretary”).  You

TopBuild Corp. - Proxy Statement - 7

may also revoke your vote without voting by sending written notice of revocation by May 1, 2016, to the Secretary at the above address.  Attendance at the meeting will not by itself revoke a previously granted proxy.

Q:How are my shares voted if I submit a proxy card but do not specify how I want to vote?

A:If you submit a properly executed proxy card but do not specify how you want to vote, your shares will be voted “FOR” the election of each of the Company’s nominees for director; “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; “FOR” advisory approval of the compensation of the Company’s named executive officers; “EVERY YEAR” for the advisory approval of the frequency of future nonbinding advisory votes on the compensation of the Company’s named executive officers; and “FOR” the approval of the Amended LTIP.

If other business is properly brought before the Annual Meeting, the persons named on the proxy card will vote on such other matters in their discretion.

If you hold your shares beneficially, such as through a broker, and not of record, see the question above titled “How do I vote if my bank or broker holds my shares in ‘Street Name’?”

Q:How many votes are needed to approve each of the proposals?

A:

A:
Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Plurality of votes present	No
Ratification of Appointment of PricewaterhouseCoopers LLP	Majority of votes cast	Yes
Advisory Vote on Executive Compensation	Majority of votes cast	No
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	Majority of votes cast	No
Approval of the Amended LTIP	Majority of votes cast	No

Election of Directors.  Directors will be elected on a plurality basis.  This means that the two (2) candidates receiving the highest number of “FOR” votes will be elected.  A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting, but will not be considered to have been voted for or against the director nominee.  Withhold votes and broker non-votes will have no effect on the outcome of the election.

PricewaterhouseCoopers LLP Appointment.  The affirmative vote of the holders of a majority of the votes cast is required for approval of this proposal.  Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Compensation of Named Executive Officers.  The affirmative vote of the holders of a majority of the votes cast is required for approval of this proposal.  Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Frequency of Advisory Approval Votes on Executive Compensation.    The affirmative vote of the holders of a majority of the votes cast is required for approval of this proposal.  Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

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Approval of the Amended LTIP.  The affirmative vote of the holders of a majority of the votes cast is required for approval of this proposal.  Abstentions and broker non-votes will not be counted as votes cast, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Q:What is the effect of an abstention?

A:The shares of a stockholder who abstains from voting on a matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the stockholder is present in person or represented by proxy.  An abstention from voting on a matter by a stockholder present in person or represented by proxy at the meeting has no effect on the election of directors.  In addition, abstentions will not be counted as votes cast on the proposals to ratify the appointment of PricewaterhouseCoopers LLP; to approve, on an advisory basis, the compensation of our named executive officers; to approve, on an advisory basis, the frequency of future advisory votes; to approve the compensation of our named executive officers; and to approve the Amended LTIP, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

Q:Will my shares be voted if I don’t provide instructions to my broker?

A:If you are the beneficial owner of shares held in “Street Name” by a broker, you must instruct your broker how to vote your shares.  If you do not provide voting instructions at least ten (10) days prior to the Annual Meeting date, your broker will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (we refer to the latter case as a broker non-vote).  In the case of a broker non-vote, your broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE.

Under NYSE rules, the proposal to elect directors, the advisory vote to approve the compensation of our named executive officers, the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers and the vote to approve the Amended LTIP are non-discretionary matters for which specific instructions from beneficial owners are required.  As a result, your broker will not be allowed to vote with respect to the election of directors; the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers; the proposal to approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers; or the proposal to approved the Amended LTIP on your behalf if you do not provide your broker with specific voting instructions on these proposals.

Your broker will be allowed to vote with respect to the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Your vote is important, and we strongly encourage you to vote your shares by following the instructions provided on the Notice, the proxy card or the voting instruction form provided by your broker.  Please vote promptly.

Q:Who will count the votes?

A:Votes will be counted by representatives of Broadridge Financial Solutions, Inc.

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Q:Do stockholders have any appraisal or dissenters’ rights on the matters to be voted on at the Annual Meeting?

A:No, stockholders of the Company will not have rights of appraisal or similar dissenters’ rights with respect to any of the matters identified in this proxy statement to be acted upon at the Annual Meeting.

Q:What do I need for admission to the Annual Meeting?

A:Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to record and beneficial holders of our common stock as of the Record Date, individuals holding a valid proxy from a record holder, and other persons authorized by the Company.  If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the Annual Meeting or any adjournment or postponement thereof.  You should be prepared to present photo identification for admission.  If you hold your shares in Street Name, you will need to provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned shares of our common stock as of the Record Date, a copy of a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, as well as your photo identification, for admission.  If you do not provide photo identification or comply with the other procedures described above upon request, you will not be admitted to the Annual Meeting or any adjournment or postponement thereof.  For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting.

Q:Who pays for the Company’s solicitation of proxies?

A:The Company will bear the cost of the solicitation of proxies.  In addition to mail and email, proxies may be solicited personally, via the Internet, by telephone, by facsimile, or by our employees without additional compensation.  We will reimburse brokers and other persons holding shares of our common stock in their names, or in the names of nominees, for their expenses (in accordance with the fee schedule approved by the NYSE) for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.  We have hired Morrow & Co., LLC (“Morrow”) to assist us in the solicitation of proxies.  We will pay Morrow a base fee of $8,500 plus customary costs and expenses for these services.  We have agreed to indemnify Morrow against certain liabilities arising out of or in connection with these services.

Q:How can I find out the results of the voting at the Annual Meeting?

A:We will announce the results of the voting at the Annual Meeting promptly once they are available and will report final results in a Current Report on Form 8-K filed with the SEC.

Q:What is “householding” and how does it work?

A:SEC rules permit us to deliver only one (1) copy of our annual report and this proxy statement or the Notice to multiple stockholders who share the same address and have the same last name, unless we received contrary instructions from a stockholder.  This delivery method, called “householding,” reduces our printing and mailing costs.  Stockholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.

We will deliver promptly upon written or oral request a separate copy of our annual report and proxy statement or Notice to any stockholder who received these materials at a shared address.  To receive a separate copy of the 2015 Annual Report or this proxy statement, or if you wish to receive separate copies of future annual reports and/or proxy statements, please contact our investor relations department by telephone at (386) 763-8801 or in writing at 260 Jimmy Ann Drive, Daytona Beach, Florida 32114.

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If you and other stockholders of record with whom you share an address currently receive multiple copies of annual reports and/or proxy statements, or if you hold stock in more than one (1) account and, in either case, you wish to receive only a single copy of the annual report or proxy statement for your household, please contact our transfer agent, Computershare, at (866) 230-0666.

If you are a beneficial owner, you can request additional copies of the annual report and proxy statement or you may request householding information from your bank, broker or nominee.

CORPORATE GOVERNANCE

Good governance is a critical part of our corporate culture.  The following provides an overview of certain of our governance practices:

Board of Directors	Board Alignment with Stockholders
•Size of Board – 7 •Directors elected by plurality vote of stockholders •Non-CEO Chair •All directors are expected to attend the Annual Meeting	•Annual equity grants align directors and executives with stockholders •Recommends annual advisory approval of executive compensation •Stock ownership requirements for officers and directors
Board Composition	Compensation
•Number of independent directors – 6 •Diverse Board •3 current or former Chief Executive Officers •4 financial experts on Audit Committee	•No employment agreements •Executive compensation is tied to performance •Incentive plan claw-backs
Board Processes	Integrity and Compliance

•Independent directors meet without management present

•Annual Board and Committee self-assessments

•Board orientation/evaluation program

•Board plays active role in risk oversight

•Corporate Governance Guidelines approved by Board

•Code of Business Ethics •Environmental, health and safety guidelines •Annual training on ethical behavior

The Board has adopted Corporate Governance Guidelines (the “Guidelines”) that contain general principles regarding the responsibilities and function of our Board and Board Committees.  The Guidelines set forth the Board’s governance practices with respect to leadership structure, Board meetings and access to senior management, director compensation, director qualifications, Board performance, management evaluation and succession planning and enterprise risk management.  The Guidelines are available on our website at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/.

The Board has also adopted a Code of Business Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other senior officers, in accordance with applicable rules and regulations of the SEC and the NYSE.  Our Code of Business Ethics is available on our website at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/.

Board Leadership Structure

The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined.  The Board currently separates the roles of Chairman of the Board of Directors and Chief Executive Officer.  Alec C. Covington, an independent director, currently serves as the Chairman of the Board.  We believe that separation of the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs, is more conducive to objective evaluation and oversight of management’s

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performance, increases management accountability and improves the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders.

The Board’s independent oversight function is further enhanced by the fact that all three (3) Committees are comprised entirely of independent directors, the directors have complete access to management, the Board and these Committees may retain their own advisors and the independent Compensation Committee regularly evaluates the performance of our senior executive officers against pre-determined goals.

Certain Relationships and Related Party Transactions

The Board has adopted a related person transactions policy that requires the Board or a designated committee thereof consisting solely of independent directors to approve or ratify any transaction involving us in which any director, director nominee, executive officer, 5% beneficial owner or any of their immediate family members has a direct or indirect material interest.  This policy covers financial transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships, including indebtedness and guarantees of indebtedness, as well as transactions involving employment and similar relationships.  This policy excludes transactions determined by the Board or a committee of independent directors not to create or involve a material interest on the part of the related person, such as transactions involving the purchase or sale of products or services in the ordinary course of business in transactions of $120,000 or less, transactions in which the related person’s interest is derived solely from service as a director of another entity that is a party to the transaction and transactions in which the related person’s interest derives solely from his or her ownership (together with that of any other related persons) of less than 10% of the equity interests in another entity (other than a general partnership interest) which is a party to the transaction.  The policy requires directors, director nominees and executive officers to provide prompt written notice to the Secretary of any related person transaction so it can be reviewed by the Board or a designated committee thereof consisting solely of independent directors to determine whether the related person has a direct or indirect material interest.  If the Board or a designated committee thereof consisting solely of independent directors determines that this is the case, the Board or such committee will consider all relevant information to assess whether the transaction is in, or not inconsistent with, our best interests and the best interests of our stockholders.  The Board will annually review this policy and make changes as appropriate.

In order to govern certain ongoing relationships between the Company and Masco after the Spin-Off and to provide mechanisms for an orderly transition, the Company and Masco have entered into certain agreements pursuant to which certain services and rights will be provided for following the Spin-Off.  The following is a summary list of the material agreements we have entered into with Masco:

•

A Separation and Distribution Agreement, which governs the overall terms of the Spin-Off.  Generally, the Separation and Distribution Agreement includes Masco’s and TopBuild’s agreements relating to the restructuring steps to be taken to complete the Spin-Off, including the assets and rights to be transferred, liabilities to be assumed and related matters.

•

A Tax Matters Agreement, which governs the parties’ respective rights, responsibilities and obligations with respect to taxes, including taxes arising in the ordinary course of business, and taxes, if any, incurred as a result of any failure of the Spin-Off (or certain related transactions) to qualify as tax-free for U.S. federal income tax purposes.

•

A Transition Services Agreement, which sets forth the terms on which Masco will provide to TopBuild, and TopBuild will provide to Masco, on a transition basis, certain corporate services or functions that the companies historically have shared.

•

An Employee Matters Agreement, which  governs Masco’s and TopBuild’s compensation and employee benefit obligations with respect to employees and non-employee directors of each company, and generally allocates liabilities and responsibilities relating to employee compensation and benefit plans and programs.

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The foregoing is not a complete description of the terms of the agreements that we have entered into with Masco.  For further information about the terms of these agreements, please see our Current Report on Form 8-K filed with the SEC on July 6, 2015, and other periodic reports and registration statements that we have filed with the SEC.

Potential Director Candidates

The Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the full Board.  We expect our Board to consist of individuals with appropriate skills and experiences to meet Board governance responsibilities and to contribute effectively to our Company.  The Governance Committee seeks to ensure that the Board reflects a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic markets, governmental/regulatory and leadership, sufficient to provide sound and prudent guidance with respect to our operations and interests.  Our Board seeks to maintain a diverse membership, but does not currently have a separate policy on diversity.

Risk Management

While our management is responsible for the day-to-day management of risks to the Company, our Board has broad oversight responsibility for our risk management programs.

Our Board exercises risk management oversight and control both directly and indirectly, the latter through various Board committees.  Our Board regularly reviews information regarding the Company’s credit, liquidity and operations, including the risks associated with each.  The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation policies and practices.  The Audit Committee is responsible for oversight of financial risks, including the steps the Company has taken to monitor and mitigate these risks.  The Governance Committee is responsible for oversight of risks related to corporate governance and, in its role of reviewing and maintaining the Company’s Corporate Governance Guidelines and Code of Business Ethics, manages risks associated with the independence of the Board and potential conflicts of interest.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and by the Chief Executive Officer about the known risks to the strategy and the business of the Company.

Corporate Governance Documents

Current copies of the following corporate governance documents are on our website at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents:

•	Corporate Governance Guidelines
•	Code of Business Ethics
•	Audit Committee Charter
•	Compensation Committee Charter
•	Governance Committee Charter

We will provide any of these documents in print to any stockholder upon written request to TopBuild Investor Relations, 260 Jimmy Ann Drive, Daytona Beach, Florida 32114.

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Communications to the Board

Stockholders and other parties interested in communicating directly with the Board, an individual director, the non-management directors as a group, or a Board Committee should send such communications to the following address:

TopBuild Corp.

c/o Vice President, General Counsel and Secretary

260 Jimmy Ann Drive

Daytona Beach, Florida 32114, USA

The Secretary will receive and process all communications.  The Secretary will forward all communications unless the Secretary determines that a communication is a business solicitation or advertisement, or is a request for general information about the Company.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors consists of seven (7) directors, six (6) of whom the Board has determined satisfy the Company’s Director Independence Standards (“Categorical Standards”), which are designed to track the NYSE director independence standards.

The Company’s Board has three (3) staggered classes of Directors, each of whom serves for a term of three (3) years.  At the Annual Meeting, the Board’s Class I Directors will be elected to hold office for a term of three (3) years or until their respective successors are elected and qualified.  Unless otherwise instructed, the shares represented by validly submitted proxy cards will be voted “FOR” the election of the belowlisted Board nominees to serve as Class I Directors of the Company.

Management has no reason to believe that the belowlisted Board nominees will not be candidates or will be unable to serve as Class I Directors.  However, in the event that either of the belowlisted Board nominees should become unable or unwilling to serve as Class I Director(s), the proxy card will be voted for the election of such alternate person(s) as shall be designated by the Board.  If any alternate person(s) is/are designated by the Board to serve as Class I Director nominee(s), the Company will publicly notify stockholders by press release and will promptly distribute to stockholders revised proxy materials (including a revised proxy card if you requested to receive printed proxy materials) that (i) identify each such substitute nominee, (ii) disclose whether such substitute nominee has consented to being named in the revised proxy statement and to serve if elected and (iii) include certain other disclosures required by applicable federal proxy rules and regulations with respect to each such substitute nominee.  Under our amended and restated certificate of incorporation, vacancies on the Board shall, except as otherwise required by law, be filled solely by a majority of the directors then in office or by the sole remaining director, and each director so elected shall hold office for a term that shall coincide with the term of the Class to which such director shall have been elected.

Information about Director Nominees and Continuing Directors

Nominees for election as directors with terms expiring in 2019 chief Executive Officer of Dennis W. Archer PLLC
Dennis W. Archer

Director Since: 2015 Chairman and Chief Executive Officer of Dennis W. Archer PLLC Chairman Emeritus of Dickinson Wright PLLC Age: 74 Independent Committees: Audit, Compensation and Governance

Experience and Qualifications:

Mr. Archer has served as Chairman and Chief Executive Officer of Dennis W. Archer PLLC since 2010.  He has also served as Chairman Emeritus of Dickinson Wright PLLC since 2010, prior to which he was Chairman from 2002 to 2009.  Mr. Archer was Chair of the Detroit Regional Chamber from 2006 to 2007, and President of the American Bar Association from 2003 to 2004.  He served two (2) terms as Mayor of the City of Detroit, Michigan from 1994 through 2001 and was President of the National League of Cities from 2000 to 2001.  He was appointed as an Associate Justice of the Michigan Supreme Court in 1985, and in 1986 was elected to an eight (8) year term.  Since 2004, Mr. Archer has served as a director of Masco Corporation and, during the past five (5) years, has served as a director of Compuware Corporation and Johnson Controls, Inc.

Mr. Archer's long and distinguished career as an attorney and judge provides our Board with specific expertise and a unique understanding of litigation and other legal matters.  As a result of his position as Mayor of Detroit, he has broad leadership, administrative and financial experience and is also knowledgeable in the area of governmental relations.  The Board has affirmatively determined that Mr.

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Archer is independent under our Categorical Standards, which are designed to track the NYSE director independence standards.

/Chairman of the Board
Alec C. Covington

Director Since: 2015 Managing Director, Haynes Park Capital, LLC Age: 59 Independent/Chairman of the Board Committees: Audit, Compensation and Governance (Chair) Audit Committee Financial Expert
Experience and Qualifications:

Mr. Covington has served as Managing Director of Haynes Park Capital, LLC, a private investment and business consulting firm, since forming the company late in 2013.  Mr. Covington served as the President and Chief Executive Officer of Nash-Finch Company, a food distribution company, from 2006 until the company merged with Spartan Stores, Inc. in 2013.  From 2004 to 2006, he served as both President and Chief Executive Officer of Tree of Life, Inc., a specialty food distributor, and as a member of the Executive Board of Tree of Life's parent corporation, Royal Wessanen NV, a corporation based in the Netherlands.  From 2001 to 2004, Mr. Covington was Chief Executive Officer of AmeriCold Logistics, LLC, a company that specializes in temperature-controlled warehousing and logistics for the food industry.  Prior to that time, Mr. Covington was the President of Richfood Inc. and Executive Vice President of Supervalu Inc.

Mr. Covington has a strong background in distribution, supply chain operations and logistics.  His significant leadership, executive management experience and expertise in the areas of management, operations and business development provide us with a broad-based understanding of areas important to our growth and operations.  The Board has affirmatively determined that Mr. Covington is independent under our Categorical Standards, which are designed to track the NYSE director independence standards.

The Board of Directors recommends that you vote “FOR” the election of Dennis W. Archer and Alec C. Covington as Class I Directors.

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Continuing directors with terms expiring in 2017

Mark A. Petrarca

Director Since: 2015 Senior Vice President of Human Resources and Public Affairs, A. O. Smith Corporation Age: 52 Independent Committees: Audit, Compensation (Chair) and Governance

Experience and Qualifications:

Mr. Petrarca has served as the Senior Vice President of Human Resources and Public Affairs of A. O. Smith Corporation, a global manufacturer of residential and commercial water heating equipment, since 2005.  In this role, he is responsible for all human resource activities, including policy and strategy development, performance management, employee relations and organizational development and succession planning, as well as public affairs and communications.  Mr. Petrarca joined A. O. Smith Corporation in 1999, serving as Vice President-Human Resources for its Water Products Company until 2005.  Mr. Petrarca was previously employed as Director of Human Resources for Strike Weapon Systems, a division of Raytheon Systems Company, and in various manufacturing and human resources positions at the Defense Systems and Electronics Group of Texas Instruments.

Mr. Petrarca brings strong expertise in domestic and international human resources and insight into employee relations issues, public affairs and communications.  He provides us with valuable experience in policy and strategy development, performance management, organizational development, succession planning and mergers and acquisitions.  He also has a deep understanding of the building products industry.  The Board has affirmatively determined that Mr. Petrarca is independent under our Categorical Standards, which are designed to track the NYSE director independence standards.

Margaret M. Whelan

Director Since: 2015 Chief Executive Officer, Whelan Advisory, LLC Age: 43 Independent Committees: Audit, Compensation and Governance Audit Committee Financial Expert

Experience and Qualifications:

Ms. Whelan has served as Chief Executive Officer of Whelan Advisory, LLC since 2014, providing strategic and financial counsel to leaders of both public and private companies in the U.S. and Canada.   Previously, she served as the Chief Financial Officer of Tricon Capital Group, an asset manager and investor in the North American residential real estate industry, from 2013 to 2014.   From 2007 to 2013 she served as the Managing Director—Real Estate & Lodging Investment Banking Group of J.P. Morgan.   In that role, Ms. Whelan managed the key relationships and risk associated with public and private homebuilders, residential real estate developers and financial sponsors.   From 1997 to 2007 she was employed by UBS Investment Bank as the Managing Director—Builder & Building Products Equity Analyst, Global Head of House Research.   She was previously employed by Merrill Lynch as an Equity Research Associate.

Ms. Whelan's extensive knowledge of the building industry, gained through her experience as an analyst, together with her financial experience, provides us with strategic insight and a valuable perspective of the housing market and its key participants and dynamics.  Further, her investment banking experience will

TopBuild Corp. - Proxy Statement - 17

assist us as we evaluate growth opportunities.  The Board has affirmatively determined that Ms. Whelan is independent under our Categorical Standards, which are designed to track the NYSE director independence standards.

Continuing directors with terms expiring in 2018

Gerald Volas

Director Since: 2015 Chief Executive Officer Age: 61 Committees: None

Experience and Qualifications:

Mr. Volas has served as our Chief Executive Officer since June 2015.  Mr. Volas was a Group President at Masco from 2006 to June 2015 and prior to that, President of Liberty Hardware Mfg. Corp., a Masco operating company, from 2001 to 2005.  From 1996 to 2001, he served as a Group Controller supporting a variety of Masco operating companies; and from 1982 to 1996, he served in progressive financial roles including Vice President/Controller at BrassCraft Manufacturing Company.  Mr. Volas is a Certified Public Accountant.  Mr. Volas is a director of Trex Company, Inc., a manufacturer of wood alternative decking and related products, serving since March 2014.

Mr. Volas' leadership positions with Masco and Masco's subsidiaries give him company-specific knowledge in all areas important to TopBuild's performance including, among others, key markets, personnel, customer relationships, operations, marketing, finance and risk management.

Carl T. Camden

Director Since: 2015 Chief Executive Officer and President, Kelly Services, Inc. Age: 61 Independent Committees: Audit, Compensation and Governance Audit Committee Financial Expert

Experience and Qualifications:

Mr. Camden has served as Chief Executive Officer of Kelly Services, Inc., a global provider of outsourcing and consulting services and workforce solutions, since 2006 and as its President since 2001.  He joined Kelly Services in 1995 and has served in various executive roles with responsibilities for sales, marketing and strategy.  Prior to joining Kelly Services, Mr. Camden was employed as a Senior Vice President and Director of Corporate Marketing for KeyCorp, a financial services company.  He has been a director of Kelly Services since 2002, and Temp Holdings Co., Ltd. since 2008.  From 2006 to 2013, Mr. Camden was also a director of the Federal Reserve Bank of Chicago, Detroit Branch, serving as its Chairman from 2011 to 2013.

Mr. Camden has significant experience and expertise in executive management, human resource strategies, labor dynamics, economics and marketing.  His strong leadership skills as well as his considerable knowledge and experience in the factors that affect the labor market and global business operations are an asset to our Company.  The Board has affirmatively determined that Mr. Camden is

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independent under our Categorical Standards, which are designed to track the NYSE director independence standards.

Joseph S. Cantie

Director Since: 2015 Age: 52 Independent Committees: Audit (Chair), Compensation and Governance Audit Committee Financial Expert

Experience and Qualifications:

Mr. Cantie is the former Executive Vice President and Chief Financial Officer of TRW Automotive Holdings Corp., a diversified global supplier of automotive systems, modules and components, a position he held from February 2003 until January 2016.  From 2001 to 2003, Mr. Cantie was Vice President, Finance for the automotive business of TRW, Inc., a global aerospace, systems and automotive conglomerate.  Mr. Cantie served as TRW Inc.'s Vice President, Investor Relations from 1999 until 2001.  From 1996 to 1999, Mr. Cantie was employed by LucasVarity plc, serving in several executive positions, including Vice President and Controller.  Prior to joining LucasVarity, Mr. Cantie was employed as a certified public accountant with the international accounting firm of KPMG.  Mr. Cantie is a director of Delphi Automotive PLC, an automotive parts company, serving since June 2015.

Mr. Cantie brings to our Board significant experience leading the finance organization of a large company.  His background and expertise provides us with a deeper understanding of finance, financial operations, capital markets and investor relations.  The Board has affirmatively determined that Mr. Cantie is independent under our Categorical Standards, which are designed to track the NYSE director independence standards.

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BOARD OF DIRECTORS AND COMMITTEES

Board Meetings and Committees

Our business is managed under the direction of the Board.  The Board has established the following standing committees: Audit, Compensation and Governance.  The membership and function of each committee is described herein.

In fiscal 2015, the Board held six (6) meetings and on two (2) occasions acted by unanimous written consent in lieu of a meeting.  All of the directors attended 100% of the meetings of the Board and the Committees on which they served.  Directors are expected to attend the Annual Meeting.  This is the Company’s first Annual Meeting of stockholders.

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COMMITTEES OF THE BOARD

Each Committee has a written charter that sets forth in detail the duties and responsibilities of the Committee.  Current copies of each of the Committee charters are available on our website at http://www.topbuild.com/Investors/Corporate-Governance/Governance-Documents/.

Audit Committee

Roles and responsibilities:	Fiscal 2015 Membership

• Appointing and overseeing a firm to serve as the independent registered public accounting firm to audit our financial statements;

• Ensuring the independence of the independent registered public accounting firm;

• Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end financial results;

• Reviewing proposed waivers of the Code of Business Ethics for executive officers or senior financial officers;

• Establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

• Measuring the adequacy of our internal controls and internal audit function; and

• Approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

Joseph S. Cantie (Chair)

Dennis W. Archer

Carl T. Camden

Alec C. Covington

Mark A. Petrarca

Margaret M. Whelan

Number of Meetings in FY 2015:

Four (4)

Independence:

• All members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC

• The Board has determined that Messrs. Cantie, Camden, Covington and Ms. Whelan qualify as “audit committee financial experts” as defined by the SEC

Governance Committee

Roles and responsibilities:	Fiscal 2015 Membership

• Identifying and recommending candidates for membership on our board of directors and recommending directors for appointment to the committees of our board of directors;

• Reviewing proposed waivers of the Code of Business Ethics for directors;

• Overseeing the process of evaluating the performance of the Board;

• Reviewing and recommending to the Board the compensation of our directors; and

• Assisting the Board on corporate governance matters, including reviewing and recommending any proposed changes to our Corporate Governance Guidelines, amended and restated bylaws and amended and restated certificate of incorporation.

Alec C. Covington (Chair)

Dennis W. Archer

Carl T. Camden

Joseph S. Cantie

Mark A. Petrarca

Margaret M. Whelan

No. of Meetings in FY 2015:

One (1)

Independence:

• All members meet the independence standards and requirements of the NYSE

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Compensation Committee

Roles and responsibilities:	Fiscal 2015 Membership

• Reviewing and approving the Company’s compensation and benefits policies generally (subject, if applicable, to stockholder ratification), including reviewing and approving incentive compensation plans and equity-based plans of the Company;

• Making recommendations to the Board with respect to incentive compensation plans and equity-based plans;

• Approving and ratifying the grant of awards under the Company’s incentive compensation and equity-based plans, including amendments to the awards made under any such plans, and reviewing and monitoring awards under such plans;

• Reviewing and approving corporate goals and objectives relevant to executive compensation for each of the Company’s senior corporate executives, evaluating each executive’s performance in light of such goals and objectives, and setting each executive’s compensation based on such evaluation and other factors as the Committee deems appropriate and in the best interests of the Company; and

• Determining the long-term incentive compensation component of senior corporate executives’ compensation by considering such factors as the Committee deems appropriate and in the best interests of the Company.

Committee Advisors:

•  Role of Executive Officers.  The Chief Executive Officer and certain other executives assist the Compensation Committee with its review of the compensation of our officers.  See “Compensation of Executive Officers — Compensation Discussion and Analysis” below.

• Role of Compensation Consultants.  Our Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser.  In accordance with this authority, in March 2016, the Compensation Committee engaged Willis Towers Watson as its independent compensation consultant to provide it with objective and expert analyses, advice and information with respect to executive compensation.  All executive compensation services provided by Willis Towers Watson will be directed or approved by the Compensation Committee.  The Compensation Committee concluded that Willis Towers Watson is independent after considering the following six factors: (i) the provision of other services to us by Willis Towers Watson; (ii) the amount of fees received from us by Willis Towers Watson, as a percentage of its total revenue; (iii) the policies and procedures of Willis Towers Watson that are designed to prevent or mitigate potential conflicts of interest; (iv) any business or personal relationship of the Willis Towers Watson consultants with members of the Compensation Committee; (v) any of our stock owned by the Willis Towers Watson consultants; and (vi) any business or personal relationship of the Willis Towers Watson consultants or Willis Towers Watson with any of our executive officers.

Mark A. Petrarca (Chair)

Dennis W. Archer

Carl T. Camden

Joseph S. Cantie

Alec C. Covington

Margaret M. Whelan

No. of Meetings in FY 2015:

Two (2)

Independence:

• All members of the Committee are independent directors as defined by the NYSE and are not eligible to participate in any of our compensation plans or programs, except our Non-Employee Directors Equity Program

• All members are “non-employee directors” (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” (within the meaning of Section 162(m) of the Code)

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In connection with preparations for the Spin-Off, Masco reviewed, among other things, information provided by Masco’s Organization and Compensation Committee’s independent consultant, Semler Brossy.

Director Independence

Our Corporate Governance Guidelines require that a majority of the members of the Board be independent directors.  Our Board has adopted its own director independence standards to assist it in assessing director independence (“Categorical Standards”).  These Categorical Standards are available on our web site.  The Categorical Standards have been designed to comply with the NYSE standards for director independence.  For a director to be independent, the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company.  When assessing materiality, the Board considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director directly, immediate family members of the director, or organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions.  The Board further considers whether the transactions were at arm’s length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties.

One of our directors, Mr. Carl Camden, is the President and Chief Executive Officer of Kelly Services, Inc., a temporary staffing company.  We purchased approximately $0.2 million of Kelly Services’ services in the year ended December 31, 2015.  These services consisted of temporary field and insulation installation construction labor.  The Board considered these payments in connection with its assessment of Mr. Camden’s status as an independent director, including for purposes of membership on our Audit Committee and Compensation Committee.

The Board considered the nature of the services provided by Kelly Services to the Company, the fact that the Company’s relationship with Kelly Services predated Mr. Camden’s appointment to our Board and the fact that the payments by the Company comprised far less than one (1) percent of Kelly Services’ 2015 revenue.

After considering our Categorical Standards, as well as the standards for independence imposed by the NYSE and the transactions described above, the Board has determined that none of the current directors or director nominees, other than Mr. Volas (who is a current employee of the Company), has a material relationship with the Company, and that each of these directors (other than Mr. Volas) is independent.

The Board has also determined that all members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the SEC.  The Board has also determined that all members of the Compensation Committee meet the independence standards of the NYSE, and that all members of the Compensation Committee are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code).

Summary

We have provided certain information about the capabilities, experience and other qualifications of our directors in their biographies and as set forth above.  The Board considered these qualifications in particular in concluding that each current director and director nominee is qualified to serve as a director of the Company.  In addition, the Board has determined that each director and director nominee possesses the skills, judgment, experience, reputation and commitment to make a constructive contribution to the Board.

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DIRECTOR COMPENSATION

As compensation for their service on our Board, our non-employee directors receive an annual retainer of $150,000, of which one-half is paid in cash and one-half is paid in the form of restricted stock.  Additionally, our Chairman of the Board receives an annual cash retainer of $150,000 for service in this position.  The additional annual retainers for serving as Chair of the Audit Committee, Compensation Committee and Governance Committee are $20,000, $15,000 and $10,000, respectively.  Our non-employee directors do not receive any perquisites.  Mr. Volas, who is a director and Chief Executive Officer of our company, does not receive additional compensation for service as a director.  The table below shows compensation for the partial year following the Spin-Off, except with respect to Mr. Cantie, who was appointed to our Board on June 15, 2015.

DIRECTOR COMPENSATION TABLE

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Alec C. Covington	112,500	75,067	187,567
Joseph S. Cantie	51,460(4)	75,067	126,527
Mark A. Petrarca	45,000	75,067	120,067
Carl T. Camden	37,500	75,067	112,567
Dennis W. Archer(5)	37,500	75,067	112,567
Margaret M. Whelan	37,500	75,067	112,567

(1) Gerald Volas, the Company’s Chief Executive Officer and a director, is not included in this table as he is an employee of the Company and receives no additional compensation for his service as a director.  The compensation received by Mr. Volas as an employee of the Company is shown in the 2015 Summary Compensation Table.

(2) Includes compensation for the third and fourth quarters of 2015.  Each of Messrs. Covington, Cantie, Petrarca and Camden and Ms. Whelan held 2,770 shares of unvested restricted stock on December 31, 2015.  Mr. Archer held 6,250 shares of our common stock on December 31, 2015.  None of Messrs. Covington, Cantie, Petrarca, Camden or Archer or Ms. Whelan held any options to purchase shares of our common stock on December 31, 2015.

(3) This column reflects the grant date fair value of the entire amount of awards granted to our independent directors, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, excluding estimated forfeitures.

(4) Includes an additional $3,960 representing a pro-rated portion of cash fees earned for service on our Board prior to the Spin-Off.

(5) Does not include compensation received by Mr. Archer as a member of Masco’s board of directors prior to the Spin-Off.

Non-Employee Director Stock Ownership Guidelines

Our Governance Committee has adopted a policy requiring our non-employee directors to own five (5) times their annual cash retainer in our common stock.  These guidelines become effective upon a non-employee director’s election to the Board and give such directors five (5) years from the effective date to achieve the targeted ownership levels.

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AUDIT COMMITTEE REPORT

The Audit Committee oversees the company’s financial reporting process on behalf of the Board.  In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the 2015 Annual Report with the Company’s management and independent registered public accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the Company’s internal controls systems, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles.  The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees issued by the Public Company Accounting Oversight Board.  In addition, the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence, including the matters in the written disclosures and letter which were received by the Audit Committee from the independent registered public accounting firm, as required by Independence Standard Board No. 1, Independence Discussions with Audit Committees.  The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits.  The Audit Committee also met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the U.S. Securities and Exchange Commission.

Audit Committee

Joseph S. Cantie (Chair)

Dennis W. Archer

Carl T. Camden

Alec C. Covington

Mark A. Petrarca

Margaret M. Whelan

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COMMON STOCK OWNERSHIP OF OFFICERS, DIRECTORS AND SIGNIFICANT STOCKHOLDERS

Directors and Executive Officers

The following table sets forth, as of March 10, 2016, beneficial ownership of TopBuild common shares by each executive officer named in the Summary Compensation Table in this proxy statement, each director or director nominee, and by all directors and executive officers as a group.  Unless otherwise indicated, each beneficial owner had sole voting and dispositive power with respect to the common stock held.

Name of Beneficial Owner(1)	Shares Beneficially Owned(2)	Shares that May be Acquired Within 60 Days	Total	Percent of Class(3)
Dennis W. Archer	6,250	-	6,250	*
Robert M. Buck	70,787	-	70,787	*
Joseph S. Cantie(4)	11,520	-	11,520	*
Alec C. Covington	2,770	-	2,770	*
David G. Cushen	23,838	-	23,838	*
Carl T. Camden	2,770	-	2,770	*
Mark R. Moore	36,086	-	36,086	*
John S. Peterson	32,278	-	32,278	*
Mark A. Petrarca	2,770	-	2,770	*
Gerald Volas	150,154(5)	69,804(6)	219,958	*
Margaret M. Whelan	2,770	-	2,770	*
All current directors and executive officers of the company as a group (14) persons	376,677	69,804	446,481	1.2%

* Less than 1%.

(1) The address for each beneficial owner listed in this table is 260 Jimmy Ann Drive, Daytona Beach, Florida 32114.

(2) Includes shares of unvested restricted stock, as set forth in the table below.  Holders have sole voting, but no dispositive power, over unvested restricted shares.

(3) As of March 10, 2016, we had 38,534,827 shares of our common stock outstanding.

(4) Shares owned by Mr. Cantie include 8,750 shares held in a revocable living trust, of which Mr. Cantie is the trustee.

(5) Shares owned by Mr. Volas include 11,039 shares held in a revocable living trust, of which Mr. Volas is the trustee, and 1,688 shares held in a retirement plan.

(6) Includes shares that may be acquired within sixty (60) days upon exercise of stock options.  Mr. Volas has neither voting nor dispositive power over unexercised stock option shares.

Unvested Restricted Stock Awards
Name	(#)
Dennis W. Archer	2,770
Robert M. Buck	59,033
Joseph S. Cantie	2,770
Alec C. Covington	2,770
David G. Cushen	20,128
Carl T. Camden	2,770
Mark R. Moore	24,843
John S. Peterson	27,891
Mark A. Petrarca	2,770
Gerald Volas	115,884
Margaret M. Whelan	2,770
All current directors and executive officers of the company as a group (14) persons	296,500

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Certain Other Stockholders

As of December 31, 2015, the following are beneficial owners of more than 5% of our outstanding common stock.  Unless otherwise indicated, each beneficial owner had sole voting and dispositive power with respect to the common stock held.

Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class(1)
BlackRock Inc.(2)	4,404,318	11.4%
The Vanguard Group(3)	2,753,599	7.1%
Grantham, Mayo, Van Otterloo & Co. LLC(4)	2,467,288	6.4%
Capital World Investors(5)	2,253,110	5.8%
Silver Point Capital, L.P.(6)	2,079,500	5.4%

(1) As of March 10, 2016, we had 38,534,827 shares of our common stock outstanding.

(2) Based on a Schedule 13G/A filed with the SEC on January 8, 2016, on December 31, 2015, BlackRock Inc. (through certain of its subsidiaries) beneficially owned 4,404,318 shares of our common stock, with sole voting power over 4,187,542 shares and sole dispositive power over all of the shares.  The address of this stockholder is 55 East 52nd Street, New York, NY 10055.

(3) Based on a Schedule 13G filed with the SEC on February 10, 2016, on December 31, 2015, The Vanguard Group and certain of its subsidiaries beneficially owned 2,753,599 shares of our common stock, with sole voting power over 28,741 shares, sole dispositive power over 2,727,658 shares and shared dispositive power over 25,941 shares.  The address of this stockholder is 100 Vanguard Blvd., Malvern, PA  19355.

(4) Based on a Schedule 13G filed with the SEC on February 12, 2016, on December 31, 2015, Grantham, Mayo, Van Otterloo & Co. LLC beneficially owned 2,467,288 shares of our common stock, with sole voting power and sole dispositive power over all of the shares.  The address of this stockholder is 40 Rowes Wharf, Boston, MA 02110.

(5) Based on a Schedule 13G filed with the SEC on February 12, 2016, on December 31, 2015, Capital World Investors is deemed to have beneficially owned and have sole voting power and sole dispositive power over 2,253,110 shares of our common stock as a result of Capital Research and Management Company acting as an investment adviser to various investment companies.  The address of this stockholder is 333 South Hope Street, Los Angeles, CA 90071.

(6) Based on a Schedule 13G filed with the SEC on February 16, 2016, Silver Point Capital, L.P. (“Silver Point”) is the investment manager of Silver Point Capital Fund, L.P. (the “Onshore Fund”) and Silver Point Capital Offshore Fund, Ltd. (the “Offshore Fund”) and, by virtue of such status, may be deemed to be the beneficial owner of the securities held by the Onshore Fund and the Offshore Fund.  Silver Point Capital Management, LLC ("Management") is the general partner of Silver Point and, as a result, may be deemed to be the beneficial owner of the securities held by the Onshore Fund and the Offshore Fund.  Each of Mr. Edward A. Mulé and Mr. Robert J. O'Shea is a member of Management and has voting and dispositive power with respect to the securities held by the Onshore Fund and the Offshore Fund and may be deemed to be a beneficial owner of the securities held by the Onshore Fund and the Offshore Fund.  The address of this stockholder is Two Greenwich Plaza, Greenwich, CT 06830.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis prepared by management and contained in this proxy statement.  Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

Mark A. Petrarca (Chair)

Dennis W. Archer

Carl T. Camden

Joseph S. Cantie

Alec C. Covington

Margaret M. Whelan

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COMPENSATION OF EXECUTIVE OFFICERS

Executive Officers

Set forth below is information about our executive officers.  There are no family relationships among any of the officers named below or Mr. Volas, our Chief Executive Officer and a member of the Board.  See “Proposal 1: Election of Directors—Information about Director Nominees and Continuing Directors—Continuing directors with terms expiring in 2018” for Mr. Volas' biographical information.

Robert M. Buck.  Mr. Buck, 46, has served as our President and Chief Operating Officer since June 2015.  Mr. Buck served as Group Vice President of Masco from 2014 until June 2015.  In this position, Mr. Buck was responsible for the Installation and Other Services Segment consisting of both Masco Contractor Services and Service Partners, LLC.  Mr. Buck served as President and Chief Executive Officer of Masco Contractor Services from 2011 until June 2015.  Mr. Buck began his career with Masco in 1997 at Liberty Hardware Mfg. Corp., where he spent eight years in several operations leadership roles and worked extensively in international operations.  Mr. Buck became Executive Vice President in 2005 and helped lead the merger of another Masco company with Liberty Hardware before being promoted to the office of President in 2007.  Mr. Buck holds a Bachelor of Science degree in Information Systems and Operations Management, and a Masters in Business Administration from the University of North Carolina at Greensboro.

John S. Peterson.  Mr. Peterson, 57, has served as our Vice President and Chief Financial Officer since June 2015.  Mr. Peterson served as Executive Vice President, Chief Financial Officer of Masco Contractor Services from November 2010 until June 2015.  From 2006 to 2010, he was the Chief Financial Officer of Masco Retail Cabinet Group, a Masco subsidiary.  From 2001 to 2006, he was the Vice President—Finance for Biolab and from 1998 to 2001, he was the Vice President—Finance, Performance Chemicals Division, both subsidiaries of Great Lakes Chemical, which has since changed its name to Chemtura Corporation.  Mr. Peterson holds a Bachelor of Science degree in Accounting from Pennsylvania State University and a Masters in Business Administration from the University of Indianapolis.

Michelle A. Friel.  Ms. Friel, 46, has served as our Vice President, General Counsel and Secretary since June 2015.  Ms. Friel joined Masco in 2015.  From 2012 to 2015, she was the Executive Vice President and General Counsel for YRC Worldwide, one of the largest transportation providers in the world.  She has also acted as President and CEO of YRC Worldwide’s North American subsidiary in Mexico.  From 2010 to 2012, she served as Senior Vice President, General Counsel and Corporate Secretary at Spirit AeroSystems Holdings.  Ms. Friel holds Bachelor degrees in Anthropology and Atmospheric Science and a Juris Doctorate degree from the University of Kansas.

Mark R. Moore.  Mr. Moore, 51, has served as the President of Service Partners, LLC since 2003.  He joined Service Partners at its inception in 1998 and served in various senior financial capacities prior to assuming his current role.  He became part of the Masco team upon Masco's acquisition of Service Partners in 2002.  From 1987 to 1998, Mr. Moore held various senior financial and operational positions with privately held firms in the petroleum distribution industry.  Mr. Moore began his career with DuPont.  Mark holds a Bachelor of Science in Commerce degree from the University of Virginia and a Masters in Business Administration from the University of Richmond.

Robin L. Reininger.  Ms. Reininger, 59, has served as our Vice President, Chief Human Resource Officer since June 2015.  Ms. Reininger held the position of Vice President, Human Resources for Masco Contractor Services from 2011 to 2015.  Ms. Reininger has significant experience leading change management and organizational strategy initiatives.  Before joining Masco Contractor Services in 2011, Ms. Reininger was the Senior Global Director of Human Resources for Avery Dennison.  She also served as Vice President, Strategic Accounts with Staples/Corporate Express, Region Vice President Human Resources with Corporate Express and held management positions with CompuCom Systems, NVR and Cooper Industries.  Ms. Reininger holds a Bachelor's degree in Business Administration from Washington and Jefferson College and a Masters in Business Administration from DeSales University.

TopBuild Corp. - Proxy Statement - 29

Nicholas R. Thompson, Jr. Mr. Thompson, 47, has served as our Corporate Controller since June 2015.  Mr. Thompson served as the Controller for Masco Contractor Services from 2011 until June 2015.  Mr. Thompson began his career in public accounting with Price Waterhouse.  He has held various roles since then, including FP&A Manager, Controller and Accounting Director for St. Joe/Arvida, Lennar Homes and CNL Real Estate and Development.  Mr. Thompson holds a Bachelor's degree in Accounting from Jacksonville University and a Masters in Business Administration from Florida State University.  Mr. Thompson is a Certified Public Accountant in the State of Florida.

Compensation Discussion and Analysis

Overview

For purposes of this Compensation Discussion and Analysis and the disclosure under “Compensation of Executive Officers,” our named executive officers are identified below (collectively, our “named executive officers”).  The information provided reflects summary information concerning TopBuild’s executive compensation approach developed to date.

Named Executive Officers

Name	TopBuild Title	Previous Masco Title
Gerald Volas	Chief Executive Officer	Masco Group President—North American Diversified Businesses
Robert M. Buck	President and Chief Operating Officer	Masco Group Vice President and Masco Contractor Services President and Chief Executive Officer
John S. Peterson	Vice President and Chief Financial Officer	Masco Contractor Services Executive Vice President and Chief Financial Officer
Mark R. Moore	President, Service Partners, LLC	President—Service Partners, LLC
David G. Cushen	Senior Vice President of Operations, TruTeam LLC	Masco Contractor Services Senior Vice President of Operations

TopBuild Compensation Programs

We recognize the importance of attracting and retaining executive officers who can effectively lead our business and make effective strategic decisions and motivating them to maximize our corporate performance and create long-term value for our stockholders.  We believe in rewarding our executive officers to a significant degree based on our performance.  Our Compensation Committee continues to thoughtfully and thoroughly analyze our compensation practices and programs.

The Company believes that having a significant ownership interest in stock is critical to aligning the interests of executive officers with the long-term interests of stockholders.  Accordingly, equity grants in the form of restricted stock awards and stock options with extended vesting periods are an important component of compensation for executive officers.  The value ultimately realized from equity awards depends on the long-term performance of TopBuild common stock.

TopBuild Compensation Practices

TopBuild has adopted the following compensation practices:

•	a compensation mix weighted towards performance-based incentives;
•	no excise tax gross-ups;
•	an annual market analysis of executive compensation and published survey data for comparably-sized companies;
•	only limited perquisites to our executive officers; and
•	prohibiting the re-pricing of options under our equity plan.

TopBuild Corp. - Proxy Statement - 30

Our intention is to have executive compensation within 90%-110% of market median.  Many of our executives are currently below that target and over a period of time, individual and company performance permitting, they will be moved closer to market median.

Our Compensation Committee believes it is in TopBuild’s interest to retain flexibility in its compensation programs.  Consequently, in some circumstances, TopBuild may pay compensation that is not tax-deductible by TopBuild.

Compensation Mix

Stock Ownership Guidelines

Our Compensation Committee has adopted a policy requiring our executives to own a multiple of their base salary in our common stock.  In the case of our Chief Executive Officer, the multiple is five (5) times base salary.  In the case of our President and Chief Operating Officer and our Vice President and Chief Financial Officer, the multiple is three (3) times base salary.  In the case of our Vice President, General Counsel and Secretary and our Vice President, Chief Human Resource Officer, the multiple is two (2) times base salary.  In the case of all other Vice Presidents, the multiple is one (1) times base salary.  The targeted ownership levels must be met by July 1, 2020, five (5) years after the date we became a public company.

Executive Compensation Approach

TopBuild’s 2015 compensation structure was composed of the following primary components:

•	Base salary;
•	Annual cash bonuses;
•	Annual performance-based restricted stock awards; and
•	Annual stock option awards.

We have no employment agreements with our executive officers.  Our executive officers enter into award agreements in connection with grants of equity awards.  The award agreements contain certain restrictive covenants, including a non-competition covenant during employment and for one (1) year thereafter.

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Equity Incentive Compensation

We believe that a combination of performance-based restricted stock and stock options are appropriate vehicles for a newly public company to focus executives on long-term performance and alignment with stockholder interests.  The amount of annual restricted stock awards granted by the Compensation Committee is based on the prior year’s performance.  In addition, some of our named executive officers received initial equity awards consisting of stock options and restricted stock at the time of the Spin-Off to more tightly align their interests with those of our stockholders (a “Founders Grant”).  Extended vesting and exercise periods further align our named executive officers with our stockholders.  Our equity grants for 2015 performance contain five (5) year vesting/exercisability requirements.  See “Annual Stock Option Grant for the 2015 Program” and “New Equity Compensation Program Adopted in February 2016,” below.

Market Comparison for Compensation

In connection with preparations for the Spin-Off, Masco reviewed compensation surveys by AonHewitt and Willis Towers Watson for U.S. public companies with $1 billion to $2 billion in sales and information provided by Masco’s Organization and Compensation Committee’s independent consultant, Semler Brossy.  In addition, Masco identified the following companies for additional compensation benchmarking, based on similar business characteristics (in particular, installation and distribution of homebuilding products) and revenue size between $700 million and $3 billion:

Armstrong World Industries, Inc.	MSC Industrial Direct Co., Inc.
A.O. Smith Corporation	Nortek, Inc.
Beacon Roofing Supply, Inc.	Ply Gem Holdings, Inc.
BlueLinx Holdings Inc.	Quanex Building Products Corporation
Builders FirstSource, Inc.	Simpson Manufacturing Co., Inc.
Comfort Systems USA, Inc.	Stock Building Supply Holdings, Inc.
Gibraltar Industries, Inc.	Universal Forest Products, Inc.

Our Compensation Committee is considering alternatives as we evaluate market pay practices going forward.

Compensation of Named Executive Officers

The disclosure in the “Summary Compensation Table” relates to the 2015 compensation of our named executive officers.  Effective March 1, 2016, our Compensation Committee approved increases to the base salary, target bonus (Mr. Peterson only) and long-term incentive opportunity for our named executive officers.  The table below summarizes our 2015 compensation levels and the changes approved effective March 1, 2016, for each of our named executive officers.

Name	Position	Base Salary as of December 31, 2015	Target Bonus as Percentage of Salary(2)	Target Stock Award(3)	Stock Option Award(4)	July 8, 2015 Founders Grant	Base Salary as of March 1, 2016	Target Bonus for 2016	LTI Level as of February 22, 2016(5)
Gerald Volas(1)	Chief Executive Officer	$ 700,000	100%	$ 700,000	$ 700,000	$ 2,000,000	$ 765,000	100%	$ 2,000,000
Robert M. Buck	President and Chief Operating Officer	$ 450,000	75%	$ 337,500	$ 337,500	$ 1,000,000	$ 500,000	75%	$ 800,000
John S. Peterson	Vice President and Chief Financial Officer	$ 370,000	60%	$ 222,000	$ 222,000	$ 500,000	$ 420,000	65%	$ 525,000
Mark R. Moore	President, Service Partners, LLC	$ 320,000	50%	$ 160,000	$ 160,000	$ 300,000	$ 340,000	50%	$ 340,000
David G. Cushen	Senior Vice President of Operations, TruTeam	$ 300,000	50%	$ 150,000	$ 150,000	$ 300,000	$ 320,000	50%	$ 320,000

(1) TopBuild has entered into an agreement with Mr. Volas that would provide him severance benefits under specified termination events.  This agreement does not include any “golden parachute” excise tax gross-up payments.

(2) Maximum bonus opportunity of 200% of target.

(3) Maximum stock award opportunity of 200% of target.

(4) Black-Scholes value.

(5) Allocated 40% to stock options (Black-Scholes value) and 60% to performance-based restricted stock awards (target/maximum is 200% of target).

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Masco Long Term Cash Incentive Program

Mr. Volas is our only named executive officer who participated in Masco's Long Term Cash Incentive Program (“LTCIP”).  The cash performance awards granted in 2015 under the LTCIP (reflected in the “Grants of Plan-Based Awards” table below) will be earned only if Masco achieves long-term growth and profitability, measured by the achievement of return on invested capital (“ROIC”) goals over a three-year period from 2015 to 2017.  Masco’s Organization and Compensation Committee chose the ROIC performance metric because it reinforces executive officers’ focus on capital efficiency and consistent return on capital and is a measure of importance to Masco stockholders in their assessment of long-term value creation.  Under the LTCIP, Masco defines ROIC as adjusted after-tax operating income from continuing operations adjusted to exclude the effect of special charges and certain other non-recurring income and expenses, divided by invested capital.  Invested capital includes shareholders equity, which Masco adjusts to add back the cumulative after-tax impact of goodwill and intangible asset impairment charges and to exclude the impact of certain non-operating income and expenses and the effects of special charges, plus short-term and long-term debt minus cash.

Under the LTCIP, Masco measures performance over three annual performance periods, with the average results for the three annual performance periods determining the amount of any award.  Performance goals are established at the start of each three-year period.

If the threshold three-year average ROIC is attained, Masco will determine the actual award to be paid under the LTCIP by multiplying the target opportunity for the officer by the payout percentage corresponding to the actual three-year average ROIC achieved.  If the ROIC threshold is not achieved, no payments will be made under the LTCIP.

As a result of the achievement for the three-year performance period under the LTCIP for the 2013-2015 period, Mr. Volas received a payout included in the Summary Compensation Table below based on the following targets and results:

Three-Year Average ROIC

	Threshold (40% Payout)	Target (100 Payout)	Maximum (200% Payout)	Actual
2013 - 2015 Performance Period	7.50%	8.5%	10.25%	10.49%

As a result, Mr. Volas received a payment under the LTCIP for the 2013-2015 period determined by multiplying his target opportunity (which was 75% of his salary in 2013) by 200%, the maximum payout percentage under the LTCIP.

With respect to ongoing three-year periods under the LTCIP that have not ended as of the Separation date, TopBuild will not assume Mr. Volas' LTCIP award.  Instead, he will remain eligible for a future prorated payout from Masco based on Masco's actual performance at the end of the applicable three-year periods, but prorated to reflect the conclusion of his employment with Masco at the Separation date.

Conversion of Stock and Options Awards

Masco restricted stock awards (“RSAs”) and stock options that were unvested as of the date of the Spin-Off under Masco’s Long Term Stock Incentive Plan were replaced with unvested TopBuild RSAs and stock options (the “Replacement Awards”), under TopBuild’s 2015 Long Term Stock Incentive Plan (the “Existing LTIP”).  The replacement of RSAs and stock options with Replacement Awards was “value-neutral” to participants and the vesting schedule for the Replacement Awards remained the same as the vesting schedule for the Masco RSAs and options.  “Value-neutral” means that the market value of the Masco equity awards, measured by the average closing prices on the three (3) trading days (June 26, 2015, June 29, 2015 and June 30, 2015) before the Spin-Off, were equal to the value of the post-spin equity awards (either TopBuild Replacement Awards or adjusted Masco option awards), measured in the three (3) trading days (July 1, 2016, July 2, 2016 and July 6, 2016) after the Spin-Off.  The tax treatment when RSAs vest or when options are exercised did not change as a result of the Spin-Off.

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The formulas used to convert the unvested Masco RSAs and unvested Masco options were as follows: Number of Masco RSAs x (Masco’s pre-spin market price, $26.9171) ÷ (TopBuild’s post-spin market price, $27.9555).  The formula used to convert the exercise price of the vested Masco options was as follows: Pre-spin option exercise price x (Masco’s post-spin market price, $23.6189) ÷ (Masco’s pre-spin market price, $26.9171).  The formula used to convert the exercise price of the unvested Masco options that were converted to TopBuild options was as follows: pre-spin option exercise price x (TopBuild’s post spin market price, $27.9555) ÷ (Masco’s pre-spin market price, $26.9171).

Masco vested options were not replaced with TopBuild vested options and, if not exercised by September 30, 2015, were forfeited.

2015 Annual Incentive Performance-Based Restricted Stock and Cash Bonus Opportunities

TopBuild provided annual performance-based restricted stock and cash bonus opportunities for fiscal 2015 to our named executive officers to emphasize annual performance, provide incentive to achieve critical business objectives and align officers’ interests with those of Masco stockholders.  The performance goals were based on the performance of TruTeam and Service Partners, the Masco business divisions that became TopBuild at the time of the Separation and Spin-Off on June 30, 2015.

The performance goals were Operating Profit (weighted at 75%) and Working Capital as a Percent of Sales (weighted at 25%).  The metrics chosen for the 2015 annual performance program are set forth below.  These metrics were those believed to most effectively enhance stockholder value.  Operating profit was more heavily weighted because it reflects management’s contribution to operating performance.

The following tables show target and actual performance for each metric along with percentage attained for the 2015 annual performance program.

Annual Performance Goals and Achievements

Performance Metric	Threshold (40% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual as Adjusted	Actual Percentage Attained Relative to Target	Weighting	Actual Weighted Performance Percentage
Operating Profit (in millions)(1)	$ 95.0	$ 130.0	$ 155.0	$ 111.4	46.9%	75%	35.2%
Working Capital as a Percent of Sales(2)	8.5%	8.0%	7.5%	7.5%	200%	25%	50.0%
TOTAL							85.2%

(1) For purposes of determining achievement of the performance target, operating profit from continuing operations was adjusted to exclude the effects of rationalization and other special charges and other unusual non-recurring gains and losses.

(2) Working capital as a percent of sales is defined as quarter-end averages of reported accounts receivable and inventories, less accounts payable, divided by reported sales for the year.

To determine the cash bonus and restricted stock award values to be granted to our named executive officers based on the 2015 performance achievements set forth above, the target opportunities for each executive officer were multiplied by their applicable payout percentage (that is, 100% for Mr. Volas, 75% for Mr. Buck, 60% for Mr. Peterson and 50% for Messrs. Cushen and Moore), which was in turn multiplied by each executive officer's base salary.  For Messrs. Volas, Buck, Peterson and Moore, the individual amounts for the cash bonus awards were increased by $103,600, $49,950, $32,856 and $50,000 respectively, for their strong leadership during the Spin-Off which enabled TopBuild to retain key talent, keep the organization focused on company initiatives and prevent disruption of the business.

Threshold, target and maximum payouts under the 2015 cash bonus program are shown in the 2015 Grants of Plan-Based Awards Table, while actual awards for 2015 are disclosed in the Summary Compensation Table.

The restricted stock awards were granted on February 22, 2016, and have a five-year vesting, beginning on February 22, 2017.

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Annual Stock Option Grant for the 2015 Program

Stock options were approved by our Compensation Committee in February 2016 for our executive officers for the 2015 program to motivate and reward them for improving share price, to align their long-term interests with those of stockholders and to maintain the competitiveness of the total compensation package.  Further, they provide value to our executive officers following the grant of the stock options and over their long vesting schedule only if the price of our common stock increases.  These stock options vest ratably in five (5) equal installments, beginning on February 22, 2017.  To determine the stock option value to be granted to each of our named executive officers for 2015, the target opportunities for each executive officer (that is, 100% for Mr. Volas, 75% for Mr. Buck, 60% for Mr. Peterson, and 50% for Messers. Cushen and Moore), were multiplied by each executive officer’s base salary.

New Equity Compensation Program Adopted in February 2016

In February 2016, our Compensation Committee approved equity awards designed to align executive compensation with market best practices, create a strong link between compensation and performance, drive compensation consistency by having the same performance metrics for executives and non-executives and assist with the ability to attract and retain key employees.

The February 2016 equity awards consisted of stock options (40% of award) and performance-based restricted stock (60% of award) under the Existing LTIP.  The change in allocation between stock options and performance-based restricted stock was made to align with market best practices and in recognition that shareholders prefer a greater percentage of equity in performance based awards.

The stock options will vest in three equal increments on each of the first three anniversaries of the date of the grant (February 22, 2016) and have an exercise price of $26.30 (the closing price of our common stock on the NYSE on the date of grant).

The performance-based restricted stock was awarded as our equity incentive program for the 2016-2018 period.  The performance-based restricted shares will vest on February 22, 2019, subject to the Company achieving certain pre-determined performance goals relating to our cumulative three (3) year earnings per share (50% of award) and our relative total shareholder return (“TSR”) (50% of award), over the three-year period ending on December 31, 2018.  Partial payouts are permitted for performance that falls below target levels (in either of the two measures) and our executive officers may earn up to 200% of their target award level for performance that exceeds target performance.  Payouts are permitted in cases where one of the performance measures is met and the other is not.

TopBuild Peer Group Established for TSR Measurement

The following companies have been identified as a company peer group for TSR measurement in the 2016-2018 equity incentive program design.  The peer group is based on similar business characteristics, including industry and revenue size between $650 million and $4.3 billion.

Toll Brothers Inc.	Beazer Homes USA Inc.
KB Home	BMC Stock Holdings Inc.
Taylor Morrison Home Corporation	Summit Materials Inc.
MSC Industrial Direct Co. Inc.	MI Homes Inc.
Universal Forest Products Inc.	Eagle Materials Inc.
Nortek Inc.	Gibraltar Industries Inc.
Beacon Roofing Supply Inc.	Headwaters Incorporated
Builders FirstSource Inc.	American Woodmark Corp.
Meritage Homes Corporation	Patrick Industries Inc.
Armstrong World Industries Inc.	Simpson Manufacturing Co. Inc.
Ply Gem Holdings Inc.	Installed Building Products Inc.

TopBuild Corp. - Proxy Statement - 35

Summary Compensation Table for Fiscal Years 2013-2015

The following table sets forth certain information regarding compensation paid to the named executive officers of TopBuild in their capacities as officers of Masco (prior to the Spin-Off) and their capacities as officers of TopBuild (after the Spin-Off).

Name of Principal Position	Year(1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	TOTAL ($)
Gerald Volas	2015	611,462	103,600	1,596,474	2,050,612	1,190,200	-	13,325	5,565,673
CEO	2014	507,442	-	309,000	345,463	1,021,500	1,347,615	65,765	3,596,785
	2013	487,500	-	614,930	603,925	615,000	751,927	100,129	3,173,411
Robert M. Buck	2015	431,077	49,950	787,454	837,490	287,550	-	8,947	2,402,468
COO	2014	380,335	18,000	149,929	-	82,000	-	17,500	647,764
	2013	345,800	-	328,082	-	218,800	-	57,414	950,096
John S. Peterson	2015	349,963	32,856	439,230	471,990	189,144	-	7,349	1,490,532
CFO	2014	306,192	10,080	55,897	-	45,920	-	17,500	435,589
	2013	283,750	-	149,923	-	150,000	-	47,713	631,386
Mark R. Moore	2015	316,309	50,000	150,134	310,061	-	-	10,974	837,477
Pres. SP	2014	301,522	5,486	103,696	-	63,714	44,503	14,329	533,250
	2013	294,125	-	85,158	-	56,700	19,984	50,409	506,376
David G. Cushen	2015	296,817	-	277,952	300,065	127,800	-	57,261	1,059,894
SVP TT	2014	282,462	-	48,061	-	48,000	-	16,698	395,221
	2013	267,148	-	134,908	-	135,000	-	22,238	559,294

(1) In 2013, 2014 and prior to the completion of the Spin-Off on June 30, 2015, the named executive officers were employed by and were compensated by, Masco or its subsidiaries.

(2) This column includes amounts voluntarily deferred by each named executive officer as salary reductions under the 401(k) Savings Plan.

(3) These amounts include discretionary increases in excess of the amounts earned by the applicable executive based on the performance measures.  Amounts also include discretionary bonus payments for their strong leadership during the Spin-Off which enabled TopBuild to retain key talent, keep the organization focused on company initiatives and prevent disruption of the business.

(4) Based on SEC rules, this column reports the grant date fair value of the restricted stock award opportunity calculated in accordance with FASB ASC Topic 718 for the applicable performance year even though the restricted stock award is not granted until the following year.  Because the rules require such value to be based on the probable outcome at the grant date, such estimated fair value reflects the actual awards for the 2015, 2014 and 2013 performance year, as applicable, since the grant date for the award occurred when the award was actually determined in early 2016, 2015, and 2014, respectively.  The threshold, target and maximum dollar values that were eligible to be awarded based on 2015 performance are shown in the Grants of Plan Based Awards Table below.  The named executive officers do not realize the value of restricted stock awards until those awards vest over the five (5) year vesting period following the grant date.  Values for 2015 include the Founders Grant on July 8, 2015, and a grant on February 22, 2016, for 2015 performance.

(5) Amounts in these columns reflect the aggregate grant date fair value of stock options, calculated in accordance with FASB ASC Topic 718.  In determining the fair market value of stock options, we used the same assumptions as set forth in the Note L to Masco’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  The named executive officers have no assurance that these amounts will be realized.  Actual gains, if any, on stock option exercises will depend on overall market conditions, the future performance of the common stock and the timing of exercise of the option.  See the “Compensation Discussion and Analysis” for a discussion of the treatment of Masco equity awards upon the completion of the Spin-Off.  Values for 2015 include the Founders Grant on July 8, 2015, and a grant on February 22, 2016, for 2015 performance.

(6) This column includes performance-based cash bonuses that were earned in the fiscal year based on the attainment of performance targets.  Amounts include payments under the Masco LTCIP for the 2012-2014 performance period (Mr. Volas only) and 2013-2015 annual performance periods (all of the named executive officers).  For Mr. Volas, included is a payment of $593,800 under the Masco LTCIP for the 2013-2015 performance period, as described in the “Compensation Discussion and Analysis.”

(7) This column shows changes in the sum of year-end pension values for Mr. Volas and Mr. Moore (the only named executive officers who participated in any defined benefit pension plan), which reflect actuarial factors and variations in interest rates used to calculate present values.  An increase in pension value does not represent increased benefit accruals since benefits in Masco’s domestic defined benefit plans were frozen effective January 1, 2010 (as described under the “2015 Pension Plan Table” below).  We calculated the pension values for 2015 using the same assumptions as set forth in the notes to Masco’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  The named executive officers did not have any above-market earnings under any of the plans in which they participate.

(8) Includes Company matching contributions under TopBuild’s new tax-qualified 401(k) savings plan.  2015 value for Mr. Cushen includes a $47,780 tax gross-up to make relocation reimbursements in 2013 and 2014 tax-neutral.

TopBuild Corp. - Proxy Statement - 36

2015 Grants of Plan-Based Awards Table

The following table provides information about (i) the potential payouts that were available in 2015 to our named executive officers under our annual performance-based cash bonus opportunity and (ii) the actual grants of restricted stock and stock options made to our named executive officers in respect of 2015 performance under the Existing LTIP.  The “Compensation Discussion and Analysis” above describes the treatment of Masco equity awards in connection with the Spin-Off.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(5)			All Other Stock Awards:	All Other Option Awards:
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock or Units(#)	Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Gerald Volas	2/11/2015(1)								34,903	27.13	350,538
	6/11/2015(2)	280,000	700,000	1,400,000
	6/11/2015(3)				280,000	700,000	1,400,000
	7/8/2015(4)								95,790	27.10	1,000,048
	7/8/2015(5)							36,900			999,990
	2/17/2015(8)	150,000	375,000	750,000
	2/22/2016(9)								68,630	26.30	700,026
	2/22/2016(10)							22,680			596,484
Robert M. Buck	6/11/2015(2)	135,000	337,500	675,000
	6/11/2015(3)				135,000	337,500	675,000
	7/8/2015(4)								47,890	27.10	499,971
	7/8/2015(5)							18,450			499,995
	2/22/2016(9)								33,090	26.30	337,518
	2/22/2016(10)							10,930			287,459
John S. Peterson	6/11/2015(2)	88,800	222,000	444,000
	6/11/2015(3)				88,800	222,000	444,000
	7/8/2015(4)								23,950	27.10	250,038
	7/8/2015(5)							9,230			250,133
	2/22/2016(9)								21,760	26.30	221,952
	2/22/2016(10)							7,190			189,097
Mark R. Moore	6/11/2015(2)	64,000	160,000	320,000
	6/11/2015(3)				64,000	160,000	320,000
	7/8/2015(4)								14,370	27.10	150,022
	7/8/2015(5)							5,540			150,134
	2/22/2016(9)								15,690	26.30	160,038
David G. Cushen	6/11/2015(2)	60,000	150,000	300,000
	6/11/2015(3)				60,000	150,000	300,000
	7/8/2015(4)								14,370	27.10	150,022
	7/8/2015(5)							5,540			150,134
	2/22/2016(9)								14,710	26.30	150,042
	2/22/2016(10)							4,860			127,818

(1) The amounts shown reflect the grant date fair value of Masco stock options granted on February 11, 2015, which converted to TopBuild options on the date of Separation.  These options vest ratably in five equal installments over five years beginning on February 11, 2016, one year after the grant date.

(2) The amounts shown reflect the threshold, target and maximum opportunities under the 2015 annual cash bonus program.  The amounts actually paid under this program are set forth in the “2015 Summary Compensation Table” above.

(3) The amounts shown reflect the threshold, target and maximum opportunities under the 2015 annual performance-based restricted stock program described in our “Compensation Discussion and Analysis.”

(4) The amounts shown reflect the number of stock options granted in 2015.  These options vest ratably in five equal installments over five years beginning on July 8, 2016, one year after the grant date.

(5) The amounts shown reflect the number of shares of restricted stock granted in 2015, at per share value of $27.10.  These stock grants vest ratably in five equal installments over five years beginning on July 8, 2016, one year after the grant date.

(6) These awards were denominated in dollars but payable in equity based on the market price of our common stock when achievement of the performance level is determined.

(7) The grant date fair value shown in the column is determined in accordance with accounting guidance.  Regardless of the value placed on a stock option on the grant date, the actual value of the option will depend on the market value of our common stock at a future date when the option is exercised.

(8) The amounts shown reflect the threshold, target and maximum opportunities under the LTCIP relating to Masco's performance for the 2015-2017 performance period.  On June 30, 2015, the threshold, target and maximum opportunities were reduced from $150,000, $375,000 and $750,000, respectively, to $25,750, $64,375 and $128,750, respectively, to reflect the occurrence of the Spin-Off and the fact that Mr. Volas ceased being an executive officer of Masco on June 30, 2015.  Payment of this cash award depends on return on invested capital performance over the three-year period.  TopBuild did not assume any payment obligation in respect of this award opportunity and any payment will be the responsibility of Masco.

(9) The amounts shown reflect the grant date fair value of TopBuild stock options granted on February 22, 2016, in respect of 2015 performance.  These options vest ratably in five equal installments over five years beginning on February 22, 2017, one year after the grant date.

TopBuild Corp. - Proxy Statement - 37

(10) The amounts shown reflect the grant date fair value of shares of restricted stock granted on February 22, 2016, for 2015 performance, at a per share value of $26.30.  These stock grants vest ratably in five equal installments over five years beginning on February 22, 2017, one year after the grant date.

2015 Outstanding Equity Awards at Fiscal Year-End

The following sets forth certain information regarding equity-based awards held by each named executive officer at December 31, 2015.  See “Compensation Discussion and Analysis—Effects of the Spin-Off on Outstanding Awards of our Named Executive Officers” for a description of the treatment of Masco equity awards as a result of the Spin-Off.

Participant Name	Original Grant Date	Numbers of Securities Underlying Unexercised Options (#) Exercisable	Numbers of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(2)
Gerald Volas						118,177	3,636,306
	2/16/2011	-	27,922	13.31	2/16/2021
	2/15/2012	-	27,922	12.12	2/15/2022
	2/13/2013	-	41,884	21.15	2/13/2023
	2/12/2014	-	27,922	23.27	2/12/2024
	2/11/2015	-	34,903	27.13	2/11/2025
	7/08/2015	-	95,790	27.10	7/08/2025
Robert M. Buck						63,518	1,954,449
	7/08/2015	-	47,890	27.10	7/08/2025
John S. Peterson						25,850	795,405
	7/08/2015	-	23,950	27.10	7/08/2025
Mark R. Moore						37,038	1,139,659
	7/08/2015	-	14,370	27.10	7/08/2025
David G. Cushen						18,485	568,783
	7/08/2015	-	14,370	27.10	7/08/2025

(1) Except as otherwise noted, stock options and restricted stock awards become exercisable or vest in equal annual installments of 20% commencing in the year following the year of grant.

(2) Based on TopBuild’s closing stock price of $30.77 on December 31, 2015.

2015 Option Exercises and Stock Vested

The following table provides additional information about stock option exercises and shares acquired upon the vesting of TopBuild Corp. stock awards, including the value realized, during the fiscal year ended December 31, 2015, by the named executive officers.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Gerald Volas	-	-	2,116	57,132
Robert M. Buck	-	-	1,122	30,294
John S. Peterson	-	-	1,301	35,127
Mark R. Moore	-	-	267	7,209
David G. Cushen	-	-	1,972	53,244

(1) TopBuild shares vested on July 1, 2015.

(2) Based on closing stock price of $27.00 on July 1, 2015.

TopBuild Corp. - Proxy Statement - 38

The following table provides additional information about stock option exercises and shares acquired upon the vesting of Masco stock awards, including the value realized, during the fiscal year ended December 31, 2015, by the named executive officers.  Our named executive officers received Masco stock in connection with the exercise of Masco stock options.  However, because Masco restricted stock awards were converted into TopBuild restricted stock awards in connection with the Spin-Off, our named executive officers received TopBuild stock in connection with the vesting of Masco restricted stock awards.  The values realized on exercise and vesting set forth in the table below are based on the closing price of Masco’s common stock or TopBuild’s common stock (as applicable) on the date of such exercise or vesting.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gerald Volas	113,082	5,712,758	31,917	780,371
Robert M. Buck	3,101	116,573	17,892	437,459
John S. Peterson	1,045	37,714	6,081	148,680
Mark R. Moore	7,878	312,280	13,947	341,004
David G. Cushen	2,954	109,934	3,212	78,533

TopBuild Long Term Incentive Plan

On June 30, 2015, the Existing LTIP, which was previously approved by the Board and Masco, as our sole stockholder, became effective.  The Existing LTIP authorizes us to issue up to a specified number of shares of our common stock pursuant to equity awards to our employees, consultants and directors and to employees and consultants of our affiliates.

Any shares that are subject to awards under the Existing LTIP that are forfeited, canceled or expired or withheld by us for payment of income taxes upon vesting of a restricted stock award or restricted stock units, will again become available for issuance under the Existing LTIP, and such shares will not be charged against the maximum share limitation under the Existing LTIP.  Any awards settled in cash will not be counted against the maximum share reserve under the Existing LTIP.  However, shares delivered in payment of an option and shares that are repurchased by us with the proceeds from any option exercise and any unissued shares resulting from the settlement of SARs in stock or net settlement of a stock option will not be returned to the number of shares available for issuance under the Existing LTIP.  A participant may receive multiple awards under the Existing LTIP.  Shares delivered under the Existing LTIP will be authorized but unissued shares of our common stock, treasury shares or shares purchased in the open market or otherwise.

Under the Existing LTIP, we may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and dividend equivalents.  Awards may be granted alone, in addition to, in tandem with or in substitution for any award granted under the Existing LTIP or another plan of the Company or an affiliate.

Restricted Stock.  A restricted stock award generally provides the recipient with all of the rights of a stockholder, including the right to vote the shares.  Restricted stock is generally subject to certain forfeiture conditions as specified by our Compensation Committee and may not be transferred by the recipient until those restrictions lapse.

Restricted Stock Units.  A restricted stock unit is the right to receive cash, other securities, other awards or other property, subject to the termination of a restricted period specified by our Compensation Committee.  Restricted stock units are generally subject to forfeiture conditions and may not be transferred by the recipient until those restrictions lapse.  Restricted stock units are not outstanding shares of stock and do not entitle a participant to voting or other rights; however, an award of restricted stock units may provide for the crediting of additional restricted stock units based on the value of dividends paid on our common stock while the award is outstanding.

TopBuild Corp. - Proxy Statement - 39

Stock Options.  Stock options are rights to purchase a specified number of shares of our common stock at an exercise price of at least 100 percent of the fair market value on the date of grant, except in the case of options granted in substitution of options previously granted by a company we may acquire or as a result of the Spin-Off.  The maximum term of an option awarded under the Existing LTIP is ten (10) years after the initial date of grant.  There will be maximum annual amounts granted to any one (1) participant as stock options.

Stock Appreciation Rights (“SARs”).  A SAR entitles a recipient to receive, upon surrender of the SAR, cash equal to the excess of the fair market value of a specified number of shares of our common stock on the date the SAR is surrendered over the fair market value of such shares on the date of grant.  There will be maximum annual amounts granted to any one (1) participant as SARs.

Performance Awards.  Performance awards may be denominated in, or payable in, cash, our common stock, or other securities or awards under the Existing LTIP.  Under the Existing LTIP, there will be maximum annual amounts payable to any one (1) participant as performance awards.  Performance awards confer rights valued by our Compensation Committee and payable to (or exercisable by) the recipient when the recipient achieves performance goals during a specified performance period.  Performance awards to executive officers under the Existing LTIP that are intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code will be subject to meeting performance goals from one (1) or more of the following performance metrics (each as determined in accordance with generally accepted accounting principles and with such adjustments as set forth in the Existing LTIP):

Cash flow	Quality measures	Safety measures
Earnings per share	Return on assets	SG&A as a percent of sales
EBIT	Return on equity	Total cost productivity
EBITDA	Return on invested capital	Total stockholder return
Gross margin	Return on net assets	Working capital
Gross profit	Return on net tangible assets	Working capital as a percent of sales
Net income	Return on sales	Working capital efficiency
Operating margin	Revenue growth
Operating profit	Revenues

The Existing LTIP provides full vesting of unvested awards upon a change in control only if a participant fails to receive marketable replacement awards equal in value to awards outstanding at the time of the change in control or, having received such replacement awards, within a two (2) year period thereafter is terminated or resigns for specified reasons of “good cause” as determined by our Compensation Committee.

Our Board has the authority to terminate, suspend or discontinue the Existing LTIP at any time, subject to limitations to the extent required by applicable rules and regulations.

Retirement Plans

The following two tables describe benefits under Masco's retirement plans, which were not assumed by TopBuild (individual accounts in Masco’s tax-qualified 401(k) and profit sharing plans for all employees of TopBuild were transferred to TopBuild's new tax-qualified 401(k) savings plan).  The defined benefit pension plans described below were frozen for future benefit accruals effective January 1, 2010.  None of our named executive officers other than Mr. Volas and Mr. Moore is eligible for benefits under Masco's defined benefit pension plans.

TopBuild Corp. - Proxy Statement - 40

2015 Non-Qualified Deferred Compensation

Name	Allocations for 2015 ($)(1)(2)	Aggregate Earnings in 2015(3)	Aggregate Withdrawals/Distributions ($)(4)	Aggregate Balance at December 31, 2015 ($)
Gerald Volas	10,600	-	-	275,723
Robert M. Buck	8,947	189		118,074
John S. Peterson	7,297	354		65,666
Mark R. Moore	9,020	-	-	87,754
David G. Cushen	7,793	153	-	0

(1) Reflects Company matching contributions under TopBuild’s new tax-qualified 401(k) savings plan.

(2) Amounts in this column are included in “All Other Compensation” in the Summary Compensation Table.

(3) Aggregate Earnings for Mr. Volas is negative $2,412 and Mr. Moore is negative $273.

(4) Aggregate Withdrawals/Distributions for Mr. Volas is negative $4,068, Mr. Moore negative $2,006 and Mr. Cushen negative $11,143.

2015 Pension Benefits

Name	Plan Name	Number of Years of Service (#)(3)	Present Value of Accumulated Benefits ($)(4)
Gerald Volas	Masco Pension Plan(1)	26	$820,828
	Defined Benefit Portion – BRP(1)	26	$757,167
	SERP(2)	15	$3,528,746
Mark R. Moore	Masco Pension Plan(1)	6	$123,095
	Defined Benefit Portion - BRP	6	$17,481

(1) The frozen tax-qualified Masco Corporation Pension Plan (the "Pension Plan") and a portion of the non-qualified BRP applicable to the Pension Plan, provide that at normal retirement age (65), participants receive an annual payment for the remainder of their lives, with five years of payments guaranteed.  Employees became 100% vested in their pension benefit after completing five years of employment with Masco.  The benefits are not subject to reduction for social security benefits or for other offsets.  Participants who retire or terminate employment with Masco are eligible for a reduced early retirement benefit between age 55 and 65.  If a participant retires or terminates employment and commences payments at age 55, his or her benefit would be reduced by one-half; if he or she retires and commences payments at age 60, the benefit would be reduced by one-third.  The maximum credited service under the Pension Plan and the defined benefit portion of the BRP was 30 years.  A participant who becomes disabled while employed by Masco and has 10 or more years of service with Masco is eligible to receive a disability benefit equal to the participant’s accrued benefit.  Benefits accrued under the Pension Plan and the portion of the BRP applicable to the Pension Plan were frozen as of January 1, 2010.

(2) Under the frozen non-qualified Supplemental Executive Retirement Plan ("SERP"), participants receive an annual payment for life of an amount up to 60% of the average of their highest three years’ cash compensation (base salary plus annual cash bonus, up to 60% of that year's maximum bonus opportunity) earned on or before January 1, 2010.  SERP payments are offset by amounts payable under the Pension Plan and the Profit Sharing Plan balance as of January 1, 2010 and the portions of the BRP applicable to those plans, and, in most cases, by retirement benefits payable to the SERP participant by other employers.  Benefits under the SERP are not payable in a lump sum, other than in the case of a change in control or alternate change in control.  The maximum benefit under the SERP accrues after 15 years, limited to service accrued at January 1, 2010.  Mr. Volas is fully accrued and fully vested in his SERP benefit.  SERP benefits are not payable to a terminated participant until age 65, provided no change in control or alternate change in control of Masco has occurred.  Participants must refrain from activities negatively impacting Masco's or TopBuild's business following termination of employment in order to continue to receive SERP benefits.  The SERP provides a disability benefit for participants who have been employed by Masco at least two years and who become disabled while employed by Masco.  The disability benefit is paid until the earlier to occur of death, recovery from disability or age 65, is offset by payments from long-term disability insurance Masco has paid for, and is equal to 60% of the participant's annual salary and bonus (up to 60% of the maximum bonus opportunity) as of January 1, 2010.  At age 65, payments revert to a calculation based on the highest three-year average compensation as of January 1, 2010.  Under the SERP, participants and their spouses may also receive medical benefits.  A change in control or alternate change in control accelerates full vesting, may accelerate the payment of benefits (calculated on a present value basis) and may result in payment of an amount for any related excise taxes, as discussed below under “Payments Upon Change in Control.”  A surviving spouse will receive reduced benefits.

(3) Reflects credited service through January 1, 2010, the date on which Masco's defined benefit pension plans were frozen, for years of employment with Masco, its subsidiaries or certain of its prior affiliates and their subsidiaries.  Credited service under the SERP includes service through January 1, 2010 only with Masco and businesses in which Masco had a 50% or greater interest.

(4) Amounts in this column were calculated as of December 31, 2015, using the normal form of benefit payable under each plan using (a) base pay only for the Pension Plan and BRP, (b) base pay plus cash bonus for the SERP, and (c) the same discount rates and mortality assumptions as described in the notes to financial statements in Masco's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  Although SEC disclosure rules require a present value calculation, none of these plans (other than the SERP and the BRP, in the event of a change in control or alternate change in control) provides benefits in a lump sum.

Payments upon a Change of Control

If we experienced a change in control, the Existing LTIP provides that all participants, including the named executive officers, could receive accelerated vesting and reimbursement.

The following table sets forth the values of all payments (other than from our tax-qualified and non-qualified retirement plans which are set forth above under “Retirement Plans”) assuming a change in

TopBuild Corp. - Proxy Statement - 41

control of TopBuild had occurred on December 31, 2015.  Equity payments would be triggered by a change in control of TopBuild, while the SERP and BRP Payments would be triggered by a change in control of Masco.

Name	Cash ($)	Equity ($)(1)	SERP and BRP Payments ($)(2)	Perquisites ($)	Excise Tax Reimbursement ($)	Other ($)	Total ($)
Gerald Volas		5,735,509	4,241,859				9,977,368
Robert M. Buck		2,130,205	118,074				2,248,279
John S. Peterson		883,301	65,666				948,967
Mark R. Moore		1,192,397	104,420				1,296,817
David G. Cushen		451,056	0				451,056

(1) A change in control would trigger vesting of unvested restricted stock and stock option awards.  This column is comprised of the incremental values for vestings of such awards, based on TopBuild’s closing stock price of $30.77 on December 31, 2015.

(2) Amounts calculated for both the SERP and the BRP utilize the discount rates and mortality assumptions equal to the Pension Benefit Guarantee Corporation discount rates for lump sums in plan terminations, as in effect four (4) months prior to the change in control or alternate change in control, and the UP-1984 mortality table (both of which differ from the rates and assumptions used to calculate the lump sums set forth in the Pension Plan Table).  If a change in control occurs that does not meet the narrower “alternate change in control” definition, lesser lump sum values (reflecting the portion of benefits not subject to Code Section 409A) would be payable, and the portion of benefits subject to Section 409A would not be paid in a lump sum but would be paid over time, as if such event had not occurred.  Prior to 2008, the BRP had no change in control provision; it was amended to provide that any change in control would result in funding a trust, but the indicated lump sum benefits would be payable only upon the occurrence of an "alternate change in control," whereas in the case of the more broadly-defined "change in control," benefits would not be paid in a lump sum, but would be paid over time, as if such event had not occurred.

Payments upon Retirement, Termination, Disability or Death

In accordance with the Existing LTIP, if employment terminates by reason of retirement on or after attaining age 65, such restrictions will continue to lapse in the same manner as though employment had not been terminated.  If employment is terminated for any reason, with or without cause, while restrictions remain in effect, all Restricted Shares for which restrictions have not lapsed will be automatically forfeited to the Company.  If an employee should terminate by reason of permanent and total disability or should die while Restricted Shares remain unvested, the restrictions on all Restricted Shares will lapse and their rights to the shares will become vested on the date of such termination or death.

Severance and Change in Control Plans

As of December 31, 2015, only Mr. Volas had a severance agreement with TopBuild Corp.

Name	Severance Plan Multiple (#)	Eligible for Pro-rata Target Incentive with Respect to Year of Termination	Eligible for Salary Continuation	Eligible for Bonus	Medical Plan Provided During Continuation Period
Gerald Volas	1.5	Yes	Yes	Yes	Yes

Name	Salary in Year of Termination ($)(1)	Value of Salary Continuation ($)(2)	Value of Bonus (Update) ($)(3)	Value of Medical Plan Provided During Continuation Period ($)(4)	Update Total Company Severance Expenses ($)(5)
Gerald Volas	700,000	1,050,000	1,050,000	6,849	2,106,849

(1) The Value of Salary with Respect to Year of Termination represents the salary for Mr. Volas if he had terminated on December 31, 2015.  If the termination date is other than the last day of the Company’s fiscal year, incentive earned would equal the salary prorated for the number of days worked in the year.

(2) The Value of Salary Continuation is calculated by taking the annual salary times the relevant multiple according to the Severance Agreement.  Salary earned would equal the target incentive prorated for the number of days worked in the year.

(3) The Value of Bonus is calculated by taking the annual target incentive times the relevant multiple according to the Severance Agreement.

(4) The Value of Medical Plan Provided is calculated as the Company-paid portion of the Medical Plan cost, times the number of months eligible according to the Severance Agreement.  Costs include medical only (assumes no change in Health Plan or coverage type).  Executive continues to make normal employee contributions during the severance period.

(5) Total Company Severance Expense is the sum of the Value of Pro-rata Target Incentive with Respect to Year of Termination, Salary Continuation, Bonus and Medical Plan Provided.

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Additionally, as of the Termination Date (i) the vested portion of each option award will be exercisable for 90 days thereafter, according to the Plan, and the unvested portion of all option awards shall be forfeited to the Company and (ii) with respect to unvested restricted stock awards, all restrictions on unvested shares shall continue to lapse as if the termination had not occurred.

Upon severance, the incentive earned in the year of termination with respect to restricted stock awards and stock options would equal the amount prorated for the number of days worked in the year.

New Executive Severance Plan and Change in Control and Severance Agreement

In order to provide a vehicle to ensure retention of our executive officers, the Board of Directors adopted an Executive Severance and Change-in-Control Plan in February 2016 (the “Severance Plan”) for a limited number of executive officers.  In addition, on March 1, 2016, we entered into a Change in Control and Severance Agreement (the “Severance Agreement”) with Gerald Volas, our Chief Executive Officer and a member of our board of directors.  The Severance Plan and the Severance Agreement provide severance benefits to certain executive officers in the event their employment is terminated under certain conditions, as outlined below.

In order to be covered, eligible executive officers must sign a non-compete, non-solicitation and confidentiality agreement and a release of all claims against the Company and its affiliates.  Under the terms of the Severance Plan and the Severance Agreement, each participant would be entitled to severance payments and benefits in the event that he or she experiences a “qualifying termination” (i.e., termination without cause by the Company or for a good reason by the executive officer).  Each event is defined in the Severance Plan and the Severance Agreement.

If an eligible executive officer experiences a qualifying termination under the Severance Plan or the Severance Agreement, the executive officer would be entitled to an incentive payment that is based on the target amount established under the Company’s annual incentive plan for the year in which the termination occurs.  The payment would be adjusted on a pro-rata basis according to the number of calendar days the eligible executive officer was actually employed during such plan year and is determined based on actual performance after the performance period ends.  The eligible executive officer would also receive salary continuation payments in an amount equal to such multiple as may be identified in the Severance Plan or the Severance Agreement multiplied by the executive officer’s base salary and bonus at target.  The table in the section “Potential Payments Upon Termination or Change in Control” indicates the applicable multiple for each named executive officer.  The salary continuation and incentive continuation, if applicable, would be paid in a lump sum or installments over the severance period and in accordance with the Company’s standard payroll practice, subject to the requirements of Section 409A.  The Company would provide Health and Wellness benefits to the eligible named executive officer and his or her dependents for the period identified in the Severance Plan or the Severance Agreement.

Executive Severance Plan Elements 2016

Name	Severance Plan Multiple (#)	Eligible for Pro-rata Target Incentive with Respect to Year of Termination	Eligible for Salary Continuation	Eligible for Bonus Continuation	Medical Plan Provided During Continuation Period
Gerald Volas	2	Yes	Yes	Yes	Yes
Robert M. Buck	1	Yes	Yes	Yes	Yes
John S. Peterson	1	Yes	Yes	Yes	Yes
Mark R. Moore	1	Yes	Yes	Yes	Yes
David G. Cushen	1	Yes	Yes	Yes	Yes

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Executive Severance Compensation Table

Name	Salary in Year of Termination ($)(1)	Value of Salary Continuation ($)(2)	Value of Bonus Continuation ($)(3)	Value of Medical Plan Provided During Continuation Period ($)(4)	Total Company Severance Expenses ($)(5)
Gerald Volas	700,000	1,400,000	1,400,000	9,132	2,809,132
Robert M. Buck	450,000	450,000	337,500	4,566	792,066
John S. Peterson	370,000	370,000	222,000	13,674	605,674
Mark R. Moore	320,000	320,000	160,000	14,987	494,987
David G. Cushen	300,000	300,000	150,000	14,987	464,987

(1) The Value of Salary with Respect to Year of Termination represents the salary for the named executive officers if they terminated on December 31, 2015.

(2) The Value of Salary Continuation is equal to base pay times the multiple.

(3) The Value of Bonus is the bonus at target times the multiple.  The current year bonus is prorated based on time worked and actual performance.

(4) Benefits continuation is for the time period described by the multiple.

(5) Total Company Severance Expense is the sum of the Value of Pro-rata Target Incentive with Respect to Year of Termination, Salary Continuation, Bonus and Medical Plan Provided.

Unvested stock options vest pro-rata and must be exercised within a three month anniversary date of the termination date.  Unvested performance shares vest pro-rata as of the termination date based on actual performance against target.  Except with respect to Mr. Volas, unvested restricted stock awards vest pro-rata as of the termination date based on the portion of the vesting period during which the executive officer was an active participant.

Executive Change in Control Plan Elements 2016

Name	Severance Plan Multiple (#)	Eligible for Accelerated Equity Vesting	Eligible for Salary Continuation	Eligible for Prorated Bonus	Medical Plan Provided During Continuation Period
Gerald Volas	3	Yes	Yes	Yes	Yes
Robert M. Buck	2	Yes	Yes	Yes	Yes
John S. Peterson	2	Yes	Yes	Yes	Yes
Mark R. Moore	2	Yes	Yes	Yes	Yes
David G. Cushen	2	Yes	Yes	Yes	Yes

Executive Change in Control Compensation Table

Name	Salary in Year of Termination ($)(1)	Value of Salary Continuation ($)(2)	Value of Bonus Continuation ($)(3)	Value of Medical Plan Provided During Continuation Period ($)(4)	Total Company Severance Expenses ($)
Gerald Volas	700,000	2,100,000	2,100,000	13,697	4,213,697
Robert M. Buck	450,000	900,000	675,000	9,132	1,584,132
John S. Peterson	370,000	740,000	444,000	27,348	1,211,348
Mark R. Moore	320,000	640,000	320,000	29,973	989,973
David G. Cushen	300,000	600,000	300,000	9,183	909,183

(1) The Value of Salary with Respect to Year of Termination represents the salary for the named executive officers if they terminated on December 31, 2015.

(2) The Value of Salary Continuation is equal to base pay times the CIC multiple.

(3) The Value of Bonus is bonus at target times the CIC multiple.  The current year bonus is prorated based on time worked and target performance.

(4) Benefits continuation is for the time period described by the CIC multiple.

Unvested stock options become 100% vested following a termination without cause or for good reason in connection with a Change in Control.  Outstanding and unvested performance shares become 100% vested based on performance at target levels following a termination without cause or for good reason in connection with a Change in Control.  Unvested restricted stock awards become 100% vested following a termination without cause or for good reason in connection with a Change in Control.

TopBuild Corp. - Proxy Statement - 44

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), to audit the Company’s financial statements for the fiscal year ending December 31, 2016.  The Company is submitting its appointment of PwC for ratification by the stockholders at the Annual Meeting.  A representative of PwC is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions. PwC has served as our independent registered public accounting firm since the June 2015 Spin-Off.

Although the selection and appointment of our independent registered public accounting firm is not required to be submitted to a vote of stockholders, the Board deems it desirable to obtain stockholders’ ratification and approval of this appointment. If the appointment is not ratified by our stockholders, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following fiscal year, but it is not required to do so. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in the Company’s best interest.

In making its recommendation to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, the Audit Committee considered whether the services provided by PwC are compatible with maintaining the independence of PwC.

Before the Audit Committee selected PwC, it carefully considered the independence and qualifications of that firm, including their past performance as the Company’s independent registered public accounting firm and their reputation for integrity and for competence in the fields of accounting and auditing.

Audit Fees

The following table sets forth the aggregate fees billed or estimated to be billed to us by PwC for the year ended December 31, 2015, all of which were approved by the Audit Committee:

Year Ended December 31, 2015
Audit Fees(1)	1,780,000
Audit-Related Fees(2)	-
Tax Fees(3)	5,000
All Other Fees(4)	1,800
TOTAL	1,786,800

(1) Audit Fees consisted of fees billed or estimated to be billed by PwC for the audit of our annual financial statements included in our Annual Report on Form 10-K, review of our interim financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the year ended December 31, 2015.

(2) Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3) Tax Fees consisted of fees for federal tax compliance.

(4) All Other Fees consisted of fees other than the services reported above. The services provided in the year ended December 31, 2015, consisted of a subscription to an accounting website.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work performed by PwC as well as audit services performed by other independent public accounting firms. The Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence.

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The Board of Directors recommends that you vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

PROPOSAL 3: ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Exchange Act, and more specifically, Section 14A of the Exchange Act which was added under the DoddFrank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide stockholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules (commonly referred to as “SayonPay”).

Our compensation program for named executive officers is intended to link compensation to performance; to provide competitive compensation levels to attract, retain and reward executives; and to align management’s interests with those of our stockholders. The compensation provided to the named executive officers is dependent on the Company’s financial, operational and strategic performance and the named executive officer’s individual performance and is intended to drive creation of long-term stockholder value. In addition, both the Existing LTIP and the proposed Amended LTIP provide that, in the event the Company has a restatement of its financial statements, other than as a result of changes to accounting rules and regulations, the Compensation Committee may require the return of cash or equity which a participant may have acquired during the three (3) year period preceding the date of restatement of such restated financial results.

We encourage stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, the Summary Compensation Table and the other related tables and disclosure for a detailed description of the fiscal year 2015 compensation of our named executive officers.  The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement appropriately reflects our results during the fiscal year.

The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our named executive officers.  This vote is advisory, which means that it is not binding on the Company, the Board or the Compensation Committee.  However, we value the opinion of our stockholders and the Board and the Compensation Committee will review the voting results and will take into account the outcome of the vote when considering future compensation decisions for the named executive officers.

Accordingly, we ask our stockholders to vote on the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a nonbinding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative discussion.”

The Board of Directors recommends that you vote “FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers.

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PROPOSAL 4:  ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act and related SEC rules also require that we provide stockholders the opportunity to vote, on a non-binding, advisory basis, as to how frequently we should hold future non-binding, advisory votes on the compensation of our named executive officers as disclosed in our annual proxy statement in accordance with SEC rules (which we refer to as “an advisory vote on executive compensation”).  SEC rules provide that stockholders must have an opportunity to indicate whether they would prefer that we hold future advisory votes on executive compensation once every year, once every two (2) years, or once every three (3) years.  Stockholders may also abstain from voting on this proposal.  SEC rules require us to hold the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers at least once every six (6) years.

After careful consideration of this proposal, the Board has determined that an advisory vote to approve the compensation of our named executive officer that occurs every year (an annual vote) is the most appropriate alternative, and therefore recommends that you vote to hold the advisory votes to approve the compensation of our named executive officers every year.  In formulating its recommendation on this proposal, the Board considered that an annual advisory vote on executive compensation is consistent with our policy of seeking input from our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices on a routine basis.  An annual vote will give our stockholders the opportunity to react promptly to emerging trends in compensation, provide feedback before those trends become pronounced over time and give the Board and the Compensation Committee the opportunity to evaluate advisory votes on executive compensation each year.  An annual vote also complements our goal of creating and implementing compensation programs that enhance stockholder value and maximize accountability.

The advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board.  The Board understands that there are different views as to what is an appropriate frequency for future advisory votes on executive compensation.  For the reasons described above, we believe that a majority of our stockholders would prefer an annual vote.

The Board of Directors recommends a vote of “EVERY YEAR” on the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

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PROPOSAL 5:  VOTE TO APPROVE THE AMENDED AND RESTATED TOPBUILD CORP. 2015 LONG TERM STOCK INCENTIVE PLAN

On June 30, 2015, the Existing LTIP, which was previously approved by the Board and Masco, as our sole stockholder, became effective.  We are asking the Company’s stockholders to approve the Amended LTIP primarily to secure the continued deductibility of performance-based compensation under Section 162(m) of the Code prior to the expiration of a transition rule for spinoff companies that only affords such deductibility for the transition period.  The Amended LTIP also makes certain other changes as described further below.  No additional shares are being requested under the Amended LTIP at this time.

Both the Existing LTIP and the Amended LTIP include the TopBuild Non-Employee Directors Equity Program under the 2015 Long Term Incentive Plan (the “Directors’ Program”).

The following is a summary of the Amended LTIP, which is qualified in its entirety by reference to the Amended LTIP, a copy of which is attached as Appendix A.

Reasons for Amending and Restating the Existing LTIP

The Amended LTIP includes a number of enhancements to the terms of the Existing LTIP. The more significant changes include the following:

•	The Amended LTIP will not permit recycling of shares withheld to satisfy withholding taxes;
•

Time-based awards in excess of five (5) percent of the number of shares available for awards will be subject to a minimum vesting period of one (1) year, except in limited cases of an intervening event such as death, disability, retirement or a change in control; and

•	Awards to non-employee directors for any fiscal year may not exceed a value of $450,000 at the time of grant.

Operation of the Amended LTIP

The Amended LTIP authorizes us to issue up to a specified number of shares of our common stock pursuant to equity awards to eligible participants. The Amended LTIP would be administered by our Compensation Committee, each member of which is a “non-employee director” under Rule 16b-3 under the Exchange Act, an “outside director” under Section 162(m) of the Code and an “independent director” under our Categorical Standards, which are designed to track the rules of the New York Stock Exchange. Our Compensation Committee will approve the aggregate awards and the individual awards for executive officers and non-employee directors.  The Compensation Committee may delegate some of its authority under the Amended LTIP to one (1) or more of our officers to approve awards for other employees. The Compensation Committee has the authority to interpret the Amended LTIP, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Amended LTIP. The determinations of the Compensation Committee pursuant to its authority under the Amended LTIP shall be conclusive and binding.

Eligible Participants

Eligible participants include all employees of or consultants to the Company, any entity in which the Company’s direct or indirect equity interest is at least twenty percent, and any other entity in which the Company has a significant direct or indirect equity interest, whether more or less than twenty (20) percent, as determined by the Committee, and directors of the Company. The Compensation Committee has the authority to select participants and to determine the type and amount of their awards under the Amended LTIP.  We have approximately 8,000 employees and zero (0) consultants and we have six (6) non-employee directors.  In 2015, participants in the Existing LTIP consisted of forty-three (43) employees, zero (0) consultants and six (6) non-employee directors.

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Authorized Shares under the Amended LTIP

The aggregate number of shares of our common stock that may be issued under the Amended LTIP will not exceed 4,000,000 (subject to the adjustment provisions set forth in the Amended LTIP). This does not represent a change to the number shares authorized for issuance under the Existing LTIP as originally approved by Masco as our sole stockholder. In addition, if a company acquired by the Company has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition to determine the consideration payable to the stockholders in such transaction) may be used for awards under the Amended LTIP, and will not reduce the shares authorized under the Amended LTIP.  Any such awards may not, however, be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition, and may be made only to individuals who were not employees or directors of the Company prior to such acquisition.

Any shares that are subject to awards under the Amended LTIP that are forfeited, canceled, expired or settled in cash will again become available for issuance under the Amended LTIP, and such shares will not be charged against the maximum share limitation under the Amended LTIP.  Any awards settled in cash will not be counted against the maximum share reserve under the Amended LTIP.  However, shares delivered in payment of an option, shares that are repurchased by us with the proceeds from any option exercise, shares withheld to satisfy withholding taxes and any unissued shares resulting from the settlement of SARs in stock or net settlement of a stock option will not be returned to the number of shares available for issuance under the Amended LTIP.  A participant may receive multiple awards under the Amended LTIP.  Shares delivered under the Amended LTIP will be authorized but unissued shares of our common stock, treasury shares or shares purchased in the open market or otherwise.

Types of Awards

Under the Amended LTIP, we may grant stock options, stock appreciation rights or SARs, restricted stock, restricted stock units, performance awards and dividend equivalents.  Awards may be granted either alone, in addition to or in tandem with any award granted under the Amended LTIP or another plan of the Company or an affiliate. The Compensation Committee will determine the amounts, terms and conditions of all awards in accordance with the Amended LTIP. Awards will become exercisable or otherwise vest at the times and upon the conditions that the Compensation Committee may determine, as reflected in the applicable award agreement, except that the Amended LTIP provides for a minimum vesting period of one (1) year for time-based awards in excess of five (5) percent of the number of shares available for awards.

Restricted Stock.  A restricted stock award generally provides the recipient with shares of our common stock, subject to certain forfeiture conditions as specified by our Compensation Committee in the award agreement. Restricted stock may not be transferred by the recipient until those restrictions lapse.  Forfeiture conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time or other conditions.  However, with some exceptions (for example, in the event of death, disability or change in control or as noted in the first paragraph above under “Types of Awards”), restrictions on time-based restricted stock may not expire in less than one (1) year following the date of grant.  Our Compensation Committee may impose restrictions on a recipient’s right to vote shares of restricted stock and may provide that dividend equivalents will be credited with respect to restricted stock, provided that no dividend equivalents shall be awarded on unearned performance awards. Non-employee directors may receive a portion of their annual retainers in the form of restricted stock issued under the Directors’ Program.

Restricted Stock Units.  Restricted stock units are rights to receive cash, other securities, other awards or other property, subject to the termination of a restricted period or conditions specified by our Compensation Committee in the award agreement.  Restricted stock units are generally subject to forfeiture conditions and may not be transferred by the recipient until those restrictions lapse.  Forfeiture conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time or other conditions.  However, with some exceptions (for

TopBuild Corp. - Proxy Statement - 49

example, in the event of death, disability or change in control or as noted in the first paragraph above under “Types of Awards”), restrictions on time-based restricted stock units may not expire in less than one (1) year following the date of grant.  Restricted stock units are not outstanding shares of stock and do not entitle a participant to voting or other rights; however, an award of restricted stock units may provide for the crediting of additional restricted stock units based on the value of dividends paid on our common stock while the award is outstanding; however, no dividend equivalents shall be awarded on unearned performance awards.

Stock Options.  Stock options are rights to purchase a specified number of shares of our common stock at an exercise price of at least 100% of the fair market value on the date of grant, except in the case of options granted in substitution of options previously granted by a company we may acquire or as a result of the Spin-Off.  Stock options may be either incentive stock options or nonqualified stock options.  At the time of grant, our Compensation Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that: (i) the term of a stock option cannot exceed ten (10) years and (ii) with some exceptions (for example, in the event of death, disability or change in control or as noted in the first paragraph above under “Types of Awards”), stock options may not become 100% exercisable in less than one (1) year following the date of grant.  Payment for shares purchased upon exercise of a stock option must be made in full at the time of exercise, and may be made by cash payment, certification of ownership of previously acquired stock, a stock swap, cashless exercise through a broker, net exercise (with the Company retaining a number of shares otherwise issuable upon exercise having a value equal to the exercise price), or such other method as the Compensation Committee deems appropriate.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the repricing of options without stockholder approval is prohibited under the Amended LTIP.

Stock Appreciation Rights (“SARs”).  A SAR entitles a recipient to receive, upon surrender of the SAR, cash equal to the excess of the fair market value of a specified number of shares of our common stock on the date the SAR is surrendered over the fair market value of such shares on the date of grant.  Our Compensation Committee will have the authority to grant SARs and to determine the number of shares subject to each SAR, the time or times at which the SAR may be exercised and all other terms and conditions of the SAR, except that: (i) the exercise price must be no less than the fair market value of the shares on the date of grant; (ii) the term of an SAR cannot exceed ten (10) years and (iii) with some exceptions (for example, in the event of death, disability or change in control or as noted above in the first paragraph under “Types of Awards”), SARs may not become 100% exercisable in less than one (1) year following the date of grant.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the repricing of SARs without stockholder approval is prohibited under the Amended LTIP.

Performance Awards.  Performance awards may be denominated in, or payable in, cash, our common stock, or other securities or awards under the Amended LTIP.  Performance awards shall be payable to (or exercisable by) the recipient when the recipient achieves performance goals during a specified performance period.  Performance awards to executive officers under the Amended LTIP that are intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code will be subject to meeting performance goals based on one (1) or more performance metrics with respect to the Company or any of its affiliates.  Available performance measures will be based on the following performance measures (or an equivalent metric), each determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company and with such adjustments as set forth in the Amended LTIP:

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Cash flow (before or after dividends)	Quality measures	Safety measures
Earnings per share	Return on assets	SG&A as a percent of sales
EBIT	Return on equity	Total cost productivity
EBITDA	Return on invested capital	Total stockholder return
Gross margin	Return on net assets	Working capital
Gross profit	Return on net tangible assets	Working capital as a percent of sales
Net income	Return on sales	Working capital efficiency
Operating margin	Revenue growth
Operating profit	Revenues

Our Compensation Committee may select one (1) or more performance metrics and may apply those performance metrics on a corporate-wide or division/business segment basis.  Performance metrics also may be applied to the performance of the Company and/or one (1) or more affiliates relative to a market index, a group of other companies or a combination thereof, all as determined by our Compensation Committee.  Measurement of the attainment of performance metrics may exclude, if our Compensation Committee so provides in an award agreement, the impact of charges for restructurings, the effects of acquisitions and divestitures and related expenses, losses resulting from discontinued operations, extraordinary losses, the cumulative effects of tax or accounting changes and other unusual, non-recurring items of loss that are separately identified in our financial statements.

Unless our Compensation Committee determines otherwise, the performance period relating to any performance award shall be at least one (1) calendar year commencing January 1 and ending December 31 (except in the case of a change in control).  Our Compensation Committee may provide that dividend equivalents will be credited with respect to any performance award, but no dividend equivalents will be awarded on options, SARs or on unearned performance awards.

Certain Limitations

The Amended LTIP provides the following limitations on awards under the Amended LTIP:

•

No participant may receive stock options or SARs in any calendar year related to more than 1,000,000 shares of common stock (subject to adjustment as provided in the Amended LTIP); however, such number may be increased with respect to any participant by any shares of common stock available for grant to such participant in accordance with this limitation in any prior year that were not granted in such prior year.

•	The maximum number of shares of common stock that may be awarded as incentive stock options is 4,000,000.
•

For awards intended to be performance-based compensation under Section 162(m) of the Code, the maximum amount that may be delivered or earned in settlement of all such awards granted in any year shall be (i) for awards denominated in shares, 1,000,000 shares of common stock (subject to adjustment as provided in the Amended LTIP), and (ii) for awards denominated in cash, $5,000,000.

•	Awards to non-employee directors with respect to any fiscal year of the Company may not exceed a value of $450,000 at the time of grant.

A participant’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions.  Such events may include failure to accept the terms of the award agreement, termination of service under certain or all circumstances, a restatement of the Company’s financials, breach of noncompetition, confidentiality, nonsolicitation, noninterference, or other agreements that may apply to the participant, or other conduct by the participant that our Compensation Committee determines is detrimental to the business or reputation of the Company and its affiliates, including facts and circumstances discovered after termination of service.

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Amendment and Termination

Our Board has the authority to terminate, suspend or discontinue the Amended LTIP, and our Board or our Compensation Committee may amend any award agreement; however, no amendment of the Amended LTIP or an award agreement may impair the rights of a participant under any outstanding award without the participant’s consent.  Moreover, our stockholders must approve any amendment when our Compensation Committee determines that approval is required for the Amended LTIP to continue to satisfy applicable rules and regulations and the amendment would materially:

•	increase the number of shares available under the Amended LTIP or issuable to a participant;
•	change the types of awards that may be granted under the Amended LTIP;
•	expand the class of persons eligible to receive awards under the Amended LTIP; or
•	directly or indirectly reduce the price at which an option or stock appreciation right is exercisable.

In addition, outstanding awards may be equitably adjusted, without stockholder approval, in the event of any dividend or other distribution, change in the capital or shares of capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company or extraordinary transaction or event which affects the Company’s shares.  Our Compensation Committee may also adjust outstanding awards in recognition of certain other unusual or nonrecurring events if the Compensation Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Amended LTIP; provided, however, no such adjustment shall be made to an award intended to constitute “qualified performance-based compensation” unless such adjustment is permitted under Section 162(m) of the Code.

Change in Control

The treatment of outstanding awards upon the occurrence of a change in control, if any, shall be determined by the Compensation Committee at the time such awards are granted and set forth in the applicable award agreement.  For purposes of the Amended LTIP, the term “change in control” shall mean at any time during a period of twenty-four (24) consecutive calendar months, the individuals who at the beginning of such period constituted our Board, and any new directors (other than excluded directors, as defined below), whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof.  For this purpose, “excluded directors” are directors whose (i) election by our Board or approval by our Board for stockholder election occurred within one (1) year after any “person” or “group of persons,” as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, commencing a tender offer for, or becoming the beneficial owner of, voting securities representing twenty-five (25) percent or more of the combined voting power of all outstanding voting securities of the Company, other than pursuant to a tender offer approved by the Board prior to its commencement or pursuant to stock acquisitions approved by the Board prior to their representing twenty-five (25) percent or more of such combined voting power or (ii) initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board.

Certain Federal Income Tax Consequences

Stock Options.  There are no income tax consequences for us or the option holder upon the grant of either an incentive stock option or a nonqualified stock option.  When a nonqualified stock option is exercised, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of stock for which the option is exercised on the date of exercise over the aggregate exercise

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price, and we will be entitled to a corresponding deduction.  Upon the sale of shares acquired from exercising an option, the participant will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares on the date of exercise.  The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

When an incentive stock option is exercised, the option holder does not recognize income and we are not entitled to a deduction.  However, the excess of the fair market value of the shares on the exercise date over the exercise price will be a preference item for purposes of the alternative minimum tax; accordingly, exercising an incentive stock option can trigger an alternative minimum tax.  If the participant holds the shares acquired upon exercise for at least two (2) years after the grant date and at least one (1) year after exercise, the participant’s gain, if any, upon a subsequent disposition of such shares will be long-term capital gain.  (Conversely, a loss will be a long-term capital loss.)  The measure of the gain (or loss) is the difference between the proceeds received on disposition and the participant’s basis in the shares.  In general, the participant’s basis equals the exercise price.

If a participant disposes of shares acquired by exercising an incentive stock option before satisfying the one (1) and two (2) year holding periods described above (a “disqualifying disposition”), then:

•

If the proceeds received exceed the exercise price, the participant will (i) realize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the shares on the date of exercise over the exercise price, and (ii) realize capital gain equal to the excess, if any, of the proceeds received over the fair market value of the shares on the date of exercise; or

•

If the proceeds received are less than the exercise price of the incentive stock option, the participant will realize a capital loss equal to the excess of the exercise price over the proceeds received.

In the event of a disqualifying disposition, we will be entitled to a deduction equal to the ordinary income recognized by the option holder.

Stock options can qualify as performance-based compensation that is exempt from the one (1) million dollar deduction limit of Section 162(m) of the Code if certain requirements (including stockholder approval of the Amended LTIP) are satisfied.

SARs.  When a SAR is granted, there are no income tax consequences for us or the recipient.  When a SAR is exercised, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of stock for which the option is exercised on the date of exercise over the aggregate exercise price, and we will be entitled to a corresponding deduction.  Upon the sale of shares acquired from exercising a SAR, the participant will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the shares on the date of exercise.  The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

SARs can qualify as performance-based compensation that is exempt from the one (1) million dollar deduction limit of Section 162(m) of the Code if certain requirements (including stockholder approval of the Amended LTIP) are satisfied.

Restricted Stock.  The federal income tax consequences of a grant of restricted stock depend on whether the participant elects to be taxed at the time of grant (an “83(b) election,” named for Section 83(b) of the Code).  If the participant does not make an 83(b) election, the participant will not realize taxable income at the time of grant.  When the shares become vested or transferable (whichever occurs first), the participant will realize ordinary income equal to the fair market value of the restricted stock at that time, and we will be entitled to a corresponding deduction.  If the participant makes an 83(b) election, the participant will realize ordinary income at the time of grant in an amount equal to the fair market value of the shares at that time, determined without regard to any of the restrictions, and we will be entitled to a corresponding

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deduction.  If shares are forfeited before the restrictions lapse, the participant will not be entitled to a deduction or any other adjustment.

Unless the restricted stock is subject to achievement of performance criteria, restricted stock awards will not qualify as performance-based compensation for purposes of Section 162(m) of the Code.  Accordingly, restricted stock granted to covered executives generally counts toward the one (1) million dollar deduction limit of Section 162(m).

Upon the sale of restricted stock, the participant will realize a capital gain (or loss) equal to the difference between the sale proceeds and the income previously realized with respect to the shares.  The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one (1) year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).

Other awards.  Restricted stock units and performance awards will not have tax consequences for us or the recipient at the time of grant.  Income will be realized when the awards vest and are paid in cash or shares of stock.  At that time, the participant will realize ordinary income equal to the fair market value of the shares or cash paid to the participant, and we will be entitled to a corresponding deduction.  Awards that are not subject to the achievement of performance criteria as described above (such as time-based restricted stock units) will not qualify as performance-based compensation for purposes of Section 162(m) of the Code.  Awards to covered executives that do not qualify as performance-based will count toward the $1 million deduction limit of Section 162(m).

Upon the sale of shares received in settlement of restricted stock units or performance awards, the participant will realize a capital gain (or loss) equal to the difference between the sale proceeds and income previously realized with respect to the shares.  The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the shares for more than one (1) year after realizing income attributable to the shares, or otherwise a short-term capital gain (or loss).

Stockholder approval of the Amended LTIP is only one (1) of several requirements under Section 162(m) of the Code that must be satisfied for stock options, SARs and other performance-based awards under the Amended LTIP to qualify for the performance-based compensation exemption.  Approval of the Amended LTIP by stockholders should not be viewed as a guarantee that all amounts paid under the Amended LTIP will, in practice, be deductible by the Company.

In addition to the ordinary income and capital gains consequences described above, the amount included in income upon the exercise of non-qualified stock options and SARs (but not income realized upon the exercise of an incentive stock option), and upon the vesting of restricted stock and the settlement of restricted stock units and performance awards will be treated as wages for purposes of employment taxes, including Social Security (up to the Social Security wage base) and Medicare taxes.

The foregoing is only a summary of the effect of federal income taxation upon employees and the Company with respect to amounts paid pursuant to the Amended LTIP.  It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable.

The Board of Directors recommends that you vote “FOR” the approval of the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2015, about our common stock that may be issued upon the exercise of options, warrants and rights granted to employees or directors under the Existing LTIP.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#)
Equity compensation plans approved by stockholders	387,588(1)	24.03	3,011,984(2)
Equity compensation plans not approved by stockholders	-	n/a	-
TOTAL	387,588	24.03	3,011,984

(1) Amount includes 387,588 shares issuable upon exercise of outstanding options.

(2) Amount represents the total number of securities remaining available for future issuance under the Existing LTIP.

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OTHER MATTERS

Except as discussed in this proxy statement, the Board does not know of any matters that are to be properly presented at the Annual Meeting other than those stated in the Notice of 2016 Annual Meeting of Stockholders and referred to in this proxy statement.

If other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote thereon in accordance with their best judgment.  Moreover, the Board reserves the right to adjourn or postpone the Annual Meeting for failure to obtain a quorum, for legitimate scheduling purposes or based on other circumstances that, in the Board’s belief, would cause such adjournments or postponements to be in the best interests of all of our stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who own more than ten (10) percent of our outstanding common stock to file reports of ownership and changes in ownership with the SEC and the NYSE. SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the most recent fiscal year.  To the Company’s knowledge, with respect to the fiscal year ended December 31, 2015, all applicable filings were timely filed.

ANNUAL REPORT

The Notice that you received in the mail contains instructions on how to access both the Company’s 2015 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10K for its fiscal year ended December 31, 2015, and this proxy statement.

Upon request, the Company will provide a copy of its 2015 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10K for its fiscal year ended December 31, 2015. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to our Annual Report on Form 10K for our fiscal year ended December 31, 2015.  All such requests should be directed to:

TopBuild Corp.

Investor Relations

260 Jimmy Ann Drive

Daytona Beach, Florida 32114

(386) 763-8801

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Stockholder Proposals

Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2017 Annual Stockholder Meeting must be received by the Secretary at the Company’s principal executive offices at 260 Jimmy Ann Drive, Daytona Beach, Florida 32114, no later than November 23, 2016 (120 calendar days preceding the one (1) year anniversary of the date of this proxy statement), and must otherwise satisfy the procedures prescribed by Rule 14a8 under the Exchange Act.  It is suggested that any such proposals be submitted by certified mail, return receipt requested.

Pursuant to Rule 14a4 under the Exchange Act, stockholder proxies obtained by our Board in connection with our 2017 Annual Stockholder Meeting will confer on the proxies and attorneysinfact named therein discretionary authority to vote on any matters presented at such Annual Meeting which were not included in the Company’s proxy statement in connection with such Annual Meeting, unless notice of the matter to be presented at the Annual Meeting is provided to the Company’s Secretary before February 6, 2017 (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2016 Annual Stockholder Meeting).

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Director Nominations or Other Business

Under our Amended and Restated Bylaws, for nominations or other business to be properly brought by a stockholder at our 2017 Annual Stockholder Meeting, the stockholder must have given written notice of such nomination(s) or business, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, at the Company’s principal executive offices at 260 Jimmy Ann Drive, Daytona Beach, Florida 32114, not less than 120 days (or January 2, 2017) nor more than 150 days (or December 3, 2016) prior to the first anniversary of the Annual Meeting.  Such notice must contain all of the information required by our Amended and Restated Bylaws, including, without limitation, all information that would be required in connection with nomination(s) under the SEC’s proxy rules if such nomination were the subject of a proxy solicitation and the written consent of each nominee for election to our Board named therein to serve if elected.  The chairman of the meeting may refuse to acknowledge any nomination(s) or other business not properly brought pursuant to the procedures described above.

If you have any questions, please contact Morrow & Co., LLC, the firm that is assisting us in connection with the Annual Meeting, at (203) 658-9400.

EXPENSES OF SOLICITATION

The Company will bear the cost of the solicitation of proxies.  In addition to mail and email, proxies may be solicited personally, via the Internet, by telephone, by facsimile, or by our employees without additional compensation.  We will reimburse brokers and other persons holding shares of our common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.  We have hired Morrow to assist us in the solicitation of proxies.  We will pay Morrow a base fee of $8,500 plus customary costs and expenses for these services.  We have agreed to indemnify Morrow against certain liabilities arising out of or in connection with these services.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2016

This proxy statement and our 2015 Annual Report, including the Annual Report on Form 10-K for our fiscal year ended December 31, 2015, are available to you on the Internet at www.proxyvote.com.

To view this material, you will need your control number from your proxy card.

The Annual Meeting (for stockholders as of the March 10, 2016, record date) will be held on May 2, 2016, at 10:00 AM Eastern Time at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827.

For directions to the Annual Meeting and to vote in person, please call Investor Relations at (386) 763-8801.  Stockholders will vote at the Annual Meeting on whether to:

1)	elect Dennis W. Archer and Alec C. Covington as Class I Directors;
2)	ratify the Company’s appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016;
3)	approve, on an advisory basis, the compensation of our named executive officers as described in the proxy statement;
4)	approve, on an advisory basis, the frequency for future, nonbinding advisory votes on the compensation of our named executive officers; and
5)	approve the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan.

The Board of Directors recommends that you vote FOR the election of each of Dennis W. Archer and Alec C. Covington as Class I Directors; FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016; FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers; EVERY YEAR on the advisory vote on the frequency of future nonbinding advisory votes on the compensation of the Company’s named executive officers; and FOR the approval of the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan.

March 23, 2016

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Appendix A

TOPBUILD CORP.

2015 LONG TERM STOCK INCENTIVE PLAN Amended and Restated Effective [insert date], 2016

SECTION 1. Purposes.

The purposes of the 2015 Long Term Stock Incentive Plan (the “Plan”) are to encourage selected employees and non-employee directors of and  consultants to TopBuild Corp. (the  “Company”) and its Affiliates to acquire a proprietary interest in the Company in order to create an increased incentive to contribute to the Company’s future success and prosperity, and enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom the sustained progress, growth and profitability of the Company depend, thus enhancing the value of the Company for the benefit of its stockholders. The Plan is intended to provide Plan Participants with forms of long-term incentive compensation that are not subject to the deduction limitation rules prescribed under Section 162(m) of the Code, and should be construed to the extent possible as providing for remuneration which is “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

SECTION 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Affiliate” shall mean  any entity in which the Company’s direct or indirect equity interest is at least twenty percent, and any other  entity in which the Company has a significant direct or indirect equity interest, whether more or less than twenty percent, as determined  by the Committee.

(b)“Award” shall mean  any Option, Stock Appreciation Right, Restricted Stock, Restricted  Stock Unit,  Performance Award, or Dividend Equivalent granted under the Plan.

(c)“Award Agreement” shall mean  any agreement, contract or other instrument or document (including in an electronic medium) evidencing  any Award granted under  the Plan which may, but need not, be executed by the Participant.

(d)“Board” shall mean the Board of Directors of the Company.

(e)“Change in Control” shall mean  at any time during a period of twenty-four consecutive calendar months, the individuals who at  the beginning of such period constitute the Company’s Board, and  any new directors (other than Excluded Directors, as hereinafter defined), whose  election by such Board or nomination for  election by stockholders was  approved  by a vote of  at  least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose  election or nomination for  election as directors was previously so approved, for  any reason cease to constitute  at  least a majority of the members thereof. For purposes hereof,  “Excluded Directors”  are directors whose  (i) election by the Board or  approval  by the Board for stockholder  election occurred within one year after any “person” or “group of persons,”  as such terms are used in Sections 13(d)  and 14(d) of the Exchange Act, commencing a tender  offer for, or becoming the beneficial owner  of, voting securities representing 25 percent or more of the  combined voting power of  all outstanding voting securities of the Company, other than pursuant to a tender offer approved  by the Board prior to its commencement or pursuant to stock  acquisitions approved  by the Board prior to their representing 25 percent or more of such  combined voting power or  (ii) initial assumption of office occurs as a result of either  an  actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of  an individual, corporation, partnership, group, associate or other entity or “person” other  than the Board.

(f)“Code” shall mean the Internal  Revenue Code of 1986, as amended  from time to  time.

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(g)“Committee” shall mean a  committee of the Company’s directors designated  by the Board to administer the Plan and composed of not less than two directors, each of whom is a “non-employee director,” an “independent director”  and an “outside director,” within the meaning of  and to the  extent required respectively by Rule 16b-3, the applicable rules of the NYSE  and Section 162(m) of the Code,  and any regulations issued thereunder.

(h)“Dividend Equivalent” shall mean  any right granted under Section 6(f) of the Plan.

(i)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j)“Executive Group” shall mean  every person who the Committee believes may be both (i) a “covered employee” as defined in Section 162(m) of the Code  as of the  end of the taxable year in which the Company expects to take a deduction of the Award, and (ii) the recipient of compensation of more than $1,000,000 (as such amount appearing in Section 162(m) of the Code may be  adjusted  by any subsequent legislation) for that taxable year.

(k)“Fair Market Value” of a Share means the closing price of a Share as reported by the consolidated tape of the NYSE on the date in question.

(l)“Incentive Stock Option” shall mean  an Option granted under Section 6(a) of the Plan that  is intended to meet  the requirements of Section 422 of the Code, or  any successor provision thereto.

(m)“Non-Qualified Stock Option” shall mean  an Option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(n)“NYSE” shall mean  the New  York Stock Exchange.

(o)“Option” shall mean  an Incentive Stock Option or a Non-Qualified  Stock Option.

(p)“Participant” shall mean  an  employee of or consultant to the Company or any Affiliate or a director of  the Company designated to be granted an Award under the Plan or, for the purpose of granting Substitute Awards, a holder of options or other equity based  awards relating to the shares of a company acquired  by the Company or with which the Company combines.

(q)“Performance Award” shall mean  any right granted under Section 6(e) of the Plan.

(r)“Restricted Period” shall mean the period of time during which Awards of Restricted  Stock or Restricted  Stock Units are subject  to restrictions.

(s)“Restricted Stock” shall mean  any Share granted under Section 6(d) of the Plan.

(t)“Restricted Stock Unit” shall mean  any right granted under Section 6(d) of the Plan that is denominated in Shares.

(u)“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(v)“Section 16” shall mean  Section 16 of the Exchange Act, the  rules and regulations promulgated by the Securities and Exchange Commission thereunder, or  any successor provision, rule or  regulation.

(w)“Shares” shall mean the Company’s common stock, par value $0.01 per share,  and such other securities or property as may become the subject of Awards, or become subject  to Awards, pursuant to  an  adjustment made under Section 4(c) of the Plan.

(x)“Stock Appreciation Right” shall mean  any right granted under Section 6(c) of the Plan.

(y)“Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a  company acquired  by the Company or with which  the Company combines,  or  Awards granted in replacement or substitution of  awards previously granted by Masco Corporation prior to their forfeiture upon the effective date of the spin-off of the Company from Masco.

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SECTION 3. Administration.

The Committee shall administer the Plan, and subject  to the terms of the Plan and applicable law, the Committee’s authority shall include without limitation the power to:

(a)designate Participants;

(b)determine the types  of  Awards to be granted;

(c)determine the number of Shares to be covered  by Awards and any payments, rights or other matters to be calculated in connection therewith;

(d)determine the terms and conditions of Awards and  amend the terms and  conditions of outstanding Awards;

(e)determine how, whether, to what extent, and under  what circumstances Awards may be settled or exercised in cash, Shares, other securities, other  Awards or other property,  or  canceled, forfeited or suspended;

(f)determine how, whether, to what extent, and under  what circumstances cash, Shares, other securities,  other Awards, other property and other amounts payable with respect  to  an Award shall be deferred either automatically or  at  the  election of the holder thereof or of the Committee;

(g)determine the methods or procedures for  establishing the fair market value of  any property (including, without limitation, any Shares or other securities) transferred, exchanged, given or received with respect  to the Plan or  any Award;

(h)prescribe and amend the forms of Award Agreements and other instruments required under or advisable with respect  to the Plan;

(i)designate Options granted to key employees of the Company or its subsidiaries as  Incentive Stock Options;

(j)interpret and administer the Plan, Award Agreements, Awards and any contract, document, instrument or  agreement relating thereto;

(k)establish, amend, suspend or waive such  rules and regulations and appoint such agents as it shall deem appropriate for the  administration of the Plan;

(l)decide all questions and settle all controversies and disputes which may arise in connection with the Plan, Award Agreements and Awards;

(m)  delegate to a committee of one or more directors of the Company, subject to such terms and limitations as the Committee shall determine, the authority to designate Participants and  grant Awards, and to amend Awards granted to Participants, except with respect  to  Participants who are officers or directors of the Company for purposes of Section 16 of the Exchange Act;

(n)delegate to one or more officers or managers of the Company,  or a committee of such officers and managers, the  authority, subject  to such terms and limitations as the Committee shall determine, to cancel, modify, waive rights with respect  to, alter, discontinue, suspend or terminate Awards held by employees, except employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act; provided, however, that any delegation to management shall conform with the requirements of the NYSE  applicable to the Company and Delaware corporate law; and

(o)make  any other determination and take  any other  action that the Committee deems necessary or desirable for the interpretation, application and administration of the Plan, Award Agreements and Awards.

All designations, determinations, interpretations and other decisions under or with respect to the Plan, Award Agreements or any Award shall be within the sole discretion of the Committee, may be made  at any time and shall be final, conclusive  and binding upon all persons, including the Company, Affiliates, Participants, beneficiaries of Awards and stockholders  of the Company.

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SECTION 4. Shares Available for Awards.

(a)Shares  Available. Subject  to  adjustment as provided in Section 4(c), the maximum number of Shares available for issuance in respect of Awards made under the Plan shall be 4,000,000 Shares, provided, however, that if for any reason any Award under the Plan other than a Substitute Award is forfeited, canceled, expired, or settled in cash, the number of Shares available for issuance in respect of Awards under the Plan shall be increased  by the number  of  Shares so forfeited, canceled, expired or settled in cash.

Notwithstanding anything to the  contrary contained herein, the  following shall not increase the number  of Shares available for issuance in respect of Awards under the Plan:  (i) Shares delivered in payment of an Option, (ii) Shares that are repurchased  by the Company with Option proceeds and (iii) Shares withheld to satisfy withholding taxes on any Award. In addition,  Shares covered  by an  SAR, to the extent that it is exercised and settled in Shares, and regardless of whether or not  Shares  are actually issued to the Participant upon exercise of the SAR, shall be considered issued or transferred pursuant to the Plan. Subject  to the foregoing,  Shares may be made  available from the  authorized but unissued Shares of the Company or  from Shares reacquired  by the Company.

Additionally, in the event that a corporation acquired by (or combined with) the Company or any subsidiary has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any subsidiary prior to such acquisition or combination.

(b)Individual Stock-Based Awards. Subject  to  adjustment as provided in Section 4(c), no Participant may receive Options or Stock Appreciation Rights under the Plan in any calendar  year that  relate to more than 1,000,000 Shares in the aggregate; provided, however, that such number may be increased with respect  to  any Participant by any Shares available for grant to such Participant in  accordance with this Section 4(b) in any prior years that were not granted in such prior year. No provision of this Section 4(b) shall be construed  as limiting the amount of any other stock-based or cash-based  award which may be granted to any Participant. In any fiscal year of the Company, no Participant who is a non-employee director of the Company may be granted Awards valued at more than $450,000 at the time of grant.

(c)Adjustments. Upon the occurrence of any dividend or other distribution (whether in the form of cash, Shares, other securities or other property),  change in the capital or shares  of  capital stock, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other  rights to purchase Shares or other securities of the Company or extraordinary transaction or  event which affects the Shares, then the Committee shall make such  adjustment, if any, in such manner  as it deems appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, in (i) the number  and type of Shares (or other securities or property) which thereafter may be made the subject of Awards both to  any individual and to  all  Participants, (ii) outstanding Awards including without limitation the number and type of Shares (or other securities or property) subject  thereto, and (iii) the grant, purchase or  exercise price with respect  to outstanding Awards and, if deemed appropriate, make provision for cash payments to the holders of outstanding Awards; provided, however, that the number  of Shares subject  to  any Award denominated in Shares shall always  be a whole number.

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(d)Substitute Awards. Shares underlying Substitute Awards shall not reduce the number of shares  remaining available  for issuance under  the  Plan for  any purpose.

SECTION 5. Eligibility.

Any employee of or  consultant to the Company or any Affiliate, or any director of the

Company, is eligible to be designated a Participant.

SECTION 6. Awards.

(a)Options.

(i)Grant. The Committee is authorized to grant Options to Participants with such terms and conditions, not inconsistent with  the provisions of the Plan, as the Committee shall determine, as specified in the applicable Award Agreement. The Award Agreement shall specify:

(A)the purchase price per Share under  each Option, provided, however, that such price shall be not less than 100% of the fair market  value of the Shares underlying such Option on the date of grant (except in the case of Substitute Awards);

(B)the term of each Option (not to  exceed ten years);

(C)the time or times at which an Option may be exercised, in whole or in part, the method or methods by which and the form or forms (including, without limitation, cash, Shares, other  Awards or other property,  or  any combination thereof, having a fair market value on the  exercise date  equal  to the relevant exercise price) in which payment of the exercise price with respect  thereto may be made or deemed to have been made;

(i)vesting requirements including, for time-based Awards in excess of 5% of the number of Shares available for Awards pursuant to Section 4, a vesting period of no less than one year, except with respect to substitute awards for grants made under a plan of an acquired business entity or in limited cases of an intervening event related to death, disability, retirement, or a Change in Control, and

(E)all other terms and conditions applicable to the Option as shall be determined by the Committee in its discretion, including provisions applicable in the event the Participant terminates employment.

A Participant shall have the rights of a stockholder only as and when  Shares have been actually issued to the Participant pursuant to the Plan.

(ii)ISOs.  The terms of any  Incentive Stock Option granted under the Plan shall  comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. The maximum number of Shares that may be awarded  as Incentive Stock Options is 4,000,000. Each Award Agreement shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Non-Qualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Options failing to qualify as Incentive Stock Options for any reason will be treated as Non-Qualified Stock Options, rather than forfeited.

(b)Restoration Options. The Committee may not grant restoration options.

(c)Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to  Participants. Subject  to the terms of the Plan, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the  excess of (i) the fair market

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value of one Share on the date of  exercise or, if the Committee shall so determine in the case of any such right other than one related to any  Incentive Stock Option, at  any time during a specified period before or after the date of  exercise over (ii) the fair market value on the date of grant.

Subject  to the terms of the Plan, the Committee shall determine the grant price, which shall not be less than 100% of the fair market value of the Shares underlying the Stock Appreciation Right on the date of grant, term (not to  exceed ten years). The Committee shall also determine, in its discretion, methods of  exercise and settlement and any other terms and conditions of any Stock Appreciation Right and may impose such  conditions or restrictions on the exercise of  any Stock Appreciation Right as it may deem appropriate, which terms and conditions shall be described in the applicable Award Agreement.  The Award Agreement shall set forth applicable vesting requirements including, for time-based Awards in excess of 5% of the number of Shares available for Awards pursuant to Section 4, a vesting period of no less than one year, except with respect to substitute awards for grants made under a plan of an acquired business entity or in limited cases of an intervening event related to death, disability, retirement, or a Change in Control.

(d)Restricted Stock and Restricted Stock Units.

(i)Issuance.  The Committee is authorized to grant to  Participants Awards of Restricted  Stock, which shall consist of Shares, and Restricted  Stock Units which shall give the Participant the right to  receive cash, Shares, other securities, other Awards or other property, in each case subject  to the termination of the Restricted Period determined  by the Committee. Notwithstanding the following terms, the Committee may impose other terms that  may be more or less favorable to the Company as it deems fit. In the  absence of any such differing provisions, Awards of Restricted Stock  and Restricted Stock Units shall have the provisions described below.

(ii)Restrictions. The Restricted  Period may differ  among Participants and may have different expiration dates with respect  to portions of Shares covered  by the same Award. Subject to the terms of the Plan, Awards of Restricted Stock  and Restricted Stock Units shall have such restrictions as the Committee may impose (including, without limitation, limitations on the  right to vote Restricted  Stock or the right to receive any dividend or other  right or property), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise (including the achievement of performance measures as set forth in Section 6(e) hereof), as the Committee may deem appropriate. The applicable Award Agreement shall set forth all such restrictions, as well as such other terms and conditions applicable to the Award as shall be determined by the Committee in its discretion, including provisions related to vesting and the provisions applicable in the event the Participant terminates employment. The Award Agreement shall set forth applicable vesting requirements including, for time-based Awards in excess of 5% of the number of Shares available for Awards pursuant to Section 4, a vesting period of no less than one year, except with respect to substitute awards for grants made under a plan of an acquired business entity or in limited cases of an intervening event related to death, disability, retirement, or a Change in Control.  Subject  to the aforementioned restrictions and the provisions of the Plan, including the provisions of Section 4(c)  hereof, a  Participant shall have  all of the rights of a stockholder  with respect to Restricted  Stock.

(iii)Registration. Restricted Stock granted under the Plan may be  evidenced in such manner  as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of stock  certificates.

(e)Performance Awards.

(i)The Committee is hereby authorized to grant Performance Awards to Participants.

(ii)Subject  to the terms of the Plan, a Performance Award granted under the  Plan (A) may be denominated or payable in cash, Shares (including, without limitation, Restricted  Stock or

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Restricted  Stock Units), other securities or other Awards, and (B) shall confer on the holder thereof  rights valued  as  determined  by the Committee  and payable to, or  exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject  to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of  any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined  by the Committee. Unless the Committee determines otherwise, the performance period relating to any Performance Award shall be at  least one calendar year  commencing  January 1  and ending December 31 (except in  circumstances in connection with a Change in Control, in which  event the performance period may be shorter than one year).

(iii)If the Committee intends that a Performance Award to a member of the Executive Group should constitute “qualified performance-based  compensation”  for purposes of Section 162(m) of the Code, then such award shall include a pre-established formula, such that payment, retention or vesting of the Award is subject  to the achievement during a performance period or periods, as determined  by the Committee, of a level or levels, as determined  by the Committee, of one or more performance measures with respect  to the Company or any of its Affiliates.  Available performance measures shall be based on the following performance measures (or an equivalent metric) each determined in accordance with generally accepted accounting principles, where  applicable, as consistently applied  by the Company:

Cash flow (before or after dividends)	Return on net assets
Earnings per share	Return on net tangible assets
EBIT	Return on sales
EBITDA	Revenue growth
Gross margin	Revenues
Gross profit	Safety measures
Net income	SG&A as a percent of sales
Operating margin	Total cost productivity
Operating profit	Total shareholder return
Quality measures	Working capital
Return on assets	Working capital as a percent of sales
Return on equity	Working capital efficiency
Return on invested capital

The Applicable performance measures shall be described in the Award Agreement. If the Committee so provides in an Award Agreement, the following may be excluded in determining whether any performance criterion has been  attained: impact of charges for restructurings, the effects of acquisitions and divestitures and related expenses, losses  resulting from discontinued operations, extraordinary losses (in accordance with generally accepted accounting principles, as currently in effect), the  cumulative  effect of changes in accounting principles and other unusual, non-recurring items of loss that are separately identified  and quantified in the Company’s audited financial statements. Performance measures may vary from Performance Award to Performance Award and from Participant  to  Participant and may be  established on a stand-alone basis, in tandem or in the  alternative; in addition, performance measures may be applied on a corporate-wide or division/business segment basis, and may be applied to the performance of the Company and/or one or more Affiliates relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. To the extent a Performance Award is designed to constitute performance-based compensation under Section 162(m) of the Code, performance measures shall be established within 90 days of the beginning of the period of service to which the performance measures relate.  For  any Performance Award, the maximum amount that may be delivered or earned in settlement of all

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such Awards granted in any  year shall be  (x) if and to the  extent that such Awards are denominated in Shares, 1,000,000 Shares (subject  to  adjustment as provided in Section 4(c)) and (y) if and to the  extent that such Awards are denominated in cash, $5,000,000. Notwithstanding any provision of the Plan to the contrary, the Committee shall not be  authorized to increase the amount payable under  any Award to which this  Section 6(e)(iii) applies upon attainment of such pre-established formula.

(f)Dividend Equivalents. The Committee is authorized to grant to  Participants Awards under  which the holders thereof shall be  entitled to receive payments equivalent to dividends or interest with respect  to a number of Shares determined by the Committee,  and the Committee may provide that such  amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject  to the terms of the Plan, such Awards may have such terms and conditions as the Committee shall determine, as set forth in the Award Agreement, but shall not be awarded on Options or Stock Appreciation Rights, or on unearned  Performance Awards.

(g)Termination of Employment. Except as otherwise provided in the Plan or the applicable Award Agreement, or as determined  by the Committee:

(i)Awards granted to, or otherwise held by,  employees will terminate, expire  and be forfeited upon termination of  employment, which shall include a  change in status from employee to consultant and termination by reason of the fact that an  entity is no longer an Affiliate, and

(ii)a Participant’s employment shall not be considered to be terminated (A) in the case of approved sick leave or other  approved leave of absence  (not to  exceed one year or such  other period as the Committee may determine), or  (B) in the case of a transfer  among the Company  and its Affiliates.

(h)Section 409A Compliance. To the extent an Award constitutes “deferred compensation” within the meaning of Section 409A of the Code, the Committee shall establish Award Agreement terms and provisions that comply with Section 409A of the Code and regulations thereunder.

SECTION 7. General.

(a)No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required  by applicable law.

(b)Awards May Be Granted Separately or Together. Subject to the provisions of Section 7(h), awards may, in the discretion of the Committee, be granted either  alone or in addition to, in tandem with or in substitution for  any other Award or  any award  granted under  any other Plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with  awards granted under  another Plan of the Company or an Affiliate, may be granted either  at  the same time  as or at a different time  from the grant of such other Awards or awards.

(c)Forms of Payment Under Awards. Subject  to the terms of the Plan and of  any applicable Award Agreement, payments or transfers to be made by the Company or  an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or  forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other  Awards, or other property,  or  any combination thereof,  and may be made in a single payment or transfer, in installments, or on a deferred basis, in each  case in accordance with rules and procedures  established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of  Dividend Equivalents in respect of installment or deferred payments.

(d)Limits on Transfer of Awards. Awards cannot be transferred, except the Committee is hereby authorized to permit  the transfer of Awards under the  following terms and conditions and with

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such  additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)No Award or  right under  any Award may be sold, encumbered, pledged, alienated, attached, assigned or transferred in any manner  and  any attempt to do any of the foregoing shall be void and unenforceable against the Company.

(ii)Notwithstanding the provisions of Section 7(d)(i)  above:

(A)An Option may be transferred:

(1)to a beneficiary designated by the Participant in writing on a form approved  by the Committee;

(2) by will or the  applicable laws of descent and distribution to the personal representative, executor or  administrator of the Participant’s estate; or

(3) to a revocable grantor trust established by the Participant for the sole benefit of the Participant during the Participant’s life,  and under the terms of  which the Participant is and remains the sole trustee until death or physical or mental incapacity.  Such  assignment shall be  effected by a written instrument in form and content satisfactory to the Committee,  and the Participant shall deliver to the Committee a true  copy of the agreement or other document evidencing such trust. If in the judgment of the Committee the trust to which a Participant may attempt to assign rights under such an Award does not meet the criteria of a trust to  which an  assignment is permitted  by the terms hereof, or if after assignment, because of amendment, by force of law or  any other  reason such trust no longer meets such criteria, such attempted  assignment shall be void and may be disregarded  by the Committee  and the Company and all rights to  any such Options shall revert to and remain solely with the Participant. Notwithstanding a qualified  assignment, for the purpose of determining compensation arising by reason of the Option, the Participant, and not the trust to which rights under such  an Option may be assigned, shall continue to be considered  an employee or  consultant, as the case may be, of the Company or an Affiliate, but such trust and the  Participant shall be bound  by all of the terms and conditions of the Award Agreement and this Plan. Shares issued in the name of  and delivered to such trust shall be  conclusively considered issuance  and delivery to the Participant.

(B)A Participant may assign or transfer rights under  an  Award of Restricted  Stock or Restricted  Stock Units:

(1)to a beneficiary designated by the Participant in writing on a form  approved  by the Committee;

(2) by will or the  applicable laws of descent and distribution to the personal representative, executor or  administrator of the Participant’s estate; or

(3) to a revocable grantor trust established by the Participant for the sole benefit of the Participant during the Participant’s life,  and under the terms of which the Participant is and remains the sole trustee until death or physical or mental  incapacity.  Such assignment shall be effected by a written instrument in form and content satisfactory to the Committee,  and the Participant shall deliver to the Committee a true copy of the agreement or other document evidencing such trust. If in the judgment of the Committee the trust to which a Participant may attempt to assign rights under such  an  Award does not meet  the  criteria of a trust to which  an  assignment is permitted  by the terms hereof,  or if after  assignment, because of amendment, by force of law or  any other reason such trust no longer meets such  criteria, such attempted assignment shall be void and may be disregarded  by the Committee  and the Company and all rights to  any such Awards shall revert to and remain solely with the Participant. Notwithstanding a qualified  assignment, for the purpose of determining compensation arising by reason of the Award, the

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Participant, and not the trust to which rights under such  an Award may be assigned, shall continue to be considered an  employee or  consultant, as the case may be, of the Company or  an Affiliate, but such trust and the Participant shall be bound by all of the terms and conditions of the Award Agreement and this  Plan. Shares issued in the name of and delivered to such trust shall be  conclusively considered issuance  and delivery to the Participant.

(iii)The Committee, the Company and its officers,  agents and employees may rely upon any beneficiary designation, assignment or other instrument of transfer, copies of trust agreements and any other documents delivered to them  by or on behalf of the Participant which they believe genuine  and any action taken  by them in reliance thereon shall be conclusive  and binding upon the Participant, any trustee, the personal representatives of the Participant’s estate and all persons asserting a  claim based on an Award. The delivery by a  Participant of a beneficiary designation, or  an  assignment of rights under an Award as permitted hereunder, shall constitute the Participant’s irrevocable undertaking to hold the Committee, the Company and its officers, agents and employees harmless against claims, including any cost or expense incurred in defending against claims, of any person (including the Participant) which may be asserted or  alleged to be based on an Award subject  to a beneficiary designation or an  assignment. In addition, the Company may decline to deliver Shares to a beneficiary, heir or trustee until  it receives indemnity against claims of third parties satisfactory to the Company.

(e)Share Certificates. All certificates for, or other indicia of,  Shares or other securities delivered under the Plan pursuant to  any Award or the exercise thereof shall be subject  to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such  Shares  or other  securities are then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such  certificates to make  appropriate reference to such restrictions.

(f)Change in Control. The vesting and payment terms applicable to an Award following a Change in Control, if any, shall be determined by the Committee at the time the Award is granted and shall be specified in the applicable Award Agreement.

(g)Cash Settlement. Notwithstanding any provision of this  Plan or of any Award Agreement to the contrary, but subject to provisions of Section 409A of the Code, any Award outstanding hereunder may at any time be cancelled in the Committee’s sole discretion upon payment of the value of such Award to the holder thereof in cash or in another  Award hereunder, such  value to be determined  by the Committee in its sole discretion.

(h)Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

(i)Clawback Upon Restatement.  In the event the Company has a restatement of its financial statements, other than as a result of changes to accounting rules and regulations, the Committee shall have the discretion at any time (notwithstanding any expiration of this Plan or of the  rights or obligations otherwise arising hereunder) to require  any Participant to return all cash or Shares which he may have acquired (or which he is deemed to have acquired)  as a result of any  Performance Award payment or  as a result of the sale of Shares which may have vested under  any Award, and to waive,  forfeit and surrender to the Company the right to any unrealized

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Performance Award payments and to all unsold vested Shares  and all unvested Shares made under  any Award (whether or not such  Participant may then be  an employee,  consultant or director of the Company or  any of its affiliates, and whether or not such  Participant’s or  any other person’s misconduct  may have caused such restatement),  provided that such payment or right to payment or Award was earned, paid or granted during the three-year period preceding the date of restatement of such restated financial results and provided, further, that any such recovery shall be offset  by recovery otherwise obtained hereunder. The Committee retains discretion regarding the application of these provisions.

SECTION 8. Amendment and Termination.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)Amendments to the Plan. The Board may amend the Plan  and the Board or the Committee may amend any outstanding Award; provided, however, that: (I) no Plan amendment shall be effective until approved  by stockholders of the Company (i) if any stockholder  approval  thereof is required in order  for the Plan to continue to satisfy the conditions of the  applicable rules and regulations that the Committee has determined to be necessary to comply with, and (ii) if such  Plan amendment would materially (A) increase the number of Shares available under the Plan or issuable to a Participant (other than a  change in the number of Shares made in connection with an event described in Section 4(c) hereof), (B) change the types of Awards that  may be granted under the Plan, (C) expand the class of persons eligible to receive Awards under the Plan, or (D) directly or indirectly (including through  an  exchange of underwater options or SARs for cash or other  Awards) reduce the price  at which an Option or Stock Appreciation Right is exercisable (other  than in connection with an event described  in  Section 4(c) hereof or the granting of a Substitute Award),  and (II) without the consent of affected Participants, no amendment of the Plan or (other than as  required herein) of  any Award may impair the  rights of Participants under outstanding Awards.

(b)Waivers. The Committee may waive any conditions to the Company’s obligations or  rights of the Company under  any Award theretofore granted, prospectively or retroactively, without the consent of any Participant.

(c)Adjustments of Awards Upon the Occurrence of  Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make  adjustments in the terms and conditions of,  and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the  events described in Section 4(c) hereof) affecting the Company,  any Affiliate, or the financial statements of the Company or  any Affiliate, or of  changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are  appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made  available under the Plan; provided, however, no such  adjustment shall be made to an Award granted under Section 6(e)(iii) if the Committee intends such Award to constitute “qualified performance-based compensation” unless such  adjustment is permitted under Section 162(m) of the Code.

SECTION 9. Correction of Defects, Omissions, and Inconsistencies.

The Committee may correct any defect, supply any omission or  reconcile any inconsistency in the Plan or  any Award in the manner  and to the extent it shall deem desirable to effectuate the  Plan.

SECTION 10. General Provisions.

(a)No Rights to Awards. No Participant or other person shall have any claim  to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards of the same type  and the determination of the Committee to grant a waiver or modification of  any Award and the terms and conditions thereof need not be the same with respect  to  each  Participant.

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(b)Withholding. The Company or any Affiliate shall be  authorized to withhold from any Award granted or any payment due or transfer  made under  any Award or under the Plan the amount (in cash, Shares, other securities, other  Awards or other property) of withholding taxes due (limited to the minimum statutory amount) in respect of an  Award, its exercise or  any payment or transfer under  such Award or under the Plan  and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(c)No Limit on Other  Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or  additional compensation arrangements, including the grant of options and other stock-based  awards, and such  arrangements may be  either generally applicable or  applicable only in specific cases.

(d)No Right to Employment or Service. The grant of an Award shall not be construed  as  giving a Participant the right to be retained in the employ or service of the Company or  any Affiliate.  Further, the Company or an Affiliate may at any time dismiss a Participant from employment or service, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement or in any other agreement binding the parties.

(e)Governing Law. The validity,  construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Florida (without regard to any state’s conflict of laws principles) and applicable Federal  law. Any legal action related to this Plan shall be brought only in a federal or state court located in Florida.

(f)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or  as to any person or Award, or would disqualify the Plan or any Award under  any law  deemed applicable by the Committee, such provision shall be  construed or deemed  amended to conform  to  applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially  altering the intent of the  Plan or the Award, such provision shall be stricken  as to such jurisdiction, person or Award, and the remainder of the Plan  and any such Award shall  remain in full force and effect.

(g)No Trust or Fund Created. Neither the Plan nor  any Award shall create or be  construed to create a trust or separate fund of  any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or  any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to  an Award, such right shall be no greater than the right of  any unsecured general creditor of the Company or any Affiliate.

(h)No Fractional Shares. No fractional  Shares shall be issued or delivered pursuant to the Plan or  any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional  Shares, or whether such  fractional  Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

(i)Headings. Headings  are given to the Sections and subsections of the Plan solely as a  convenience to facilitate reference.  Such headings shall not be deemed in any way material  or relevant to the construction or interpretation of the Plan or  any provision thereof.

SECTION 11. Term.

The Plan shall be restated effective  as of the date of its approval  by the Company’s stockholders and no Awards shall be made under the Plan ten years after the restatement date.

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TOPBUILD CORP.

NON-EMPLOYEE DIRECTORS EQUITY PROGRAM UNDER THE 2015 LONG TERM STOCK INCENTIVE PLAN

Amended and Restated Effective [insert date], 2016

For purposes of the TopBuild Corp. (the “Company”) Non-Employee Directors Equity Program (the “Program”), an “Eligible Director” is any director of the Company who is not an employee of the Company and who receives a fee for services as a director.  Terms not defined herein have the meaning given to them in the Company’s 2015 Long Term Stock Incentive Plan, as amended from time to time (the  “Plan”).

Section 1. Restricted Stock Award

(a)(i)  Eligibility for Award.   Effective on July 1, 2015 (the “Effective Date”), and thereafter on the date of each of the Company’s annual stockholders’ meetings (the “Annual Meeting”), each person who is or becomes an Eligible Director on the Effective Date or at such Annual Meetings shall be granted an Award of Restricted Stock.

    (ii)  Amount of Award.   The amount of the Award of Restricted Stock shall be equal to one-half of the annual retainer then paid to non-employee directors as compensation for their service as a director, rounded to the nearest ten Shares and disregarding any retainer provided as compensation for service on a Board committee, or as Chair of a Board committee or the Board (if awarded at the Effective Date, the “Initial Award” and if awarded at an Annual Meeting, the “Annual Retainer”). If an Eligible Director begins serving as a director other than as of the Effective Date or as of the date of an Annual Meeting, Awards of Restricted Stock granted hereunder shall be granted on the date of the meeting of the Corporate Governance and Nominating Committee that takes place on or after such Eligible Director is first elected or appointed to the Board, and such Awards shall be pro-rated to reflect the partial service to be provided by such Eligible Director in the period between Annual Meetings.

   (iii) Adjustment to Amount or Terms of Award.   The Board shall have sole discretion to adjust the amount of the Initial Award or the Annual Retainer to be paid in the form of Shares and the terms of any such Award of Shares.  Except as the Board may otherwise determine, any increase or decrease in an Eligible Director’s Initial Award or the Annual Retainer during a period with respect to which such Eligible Director has already been granted an Award of Restricted Stock shall be implemented by increasing or decreasing the cash portion of such Eligible Director’s Annual Retainer; provided that any such increase or decrease shall comply with Section 409A of the Code and regulations thereunder to the extent an Award constitutes “deferred compensation” within the meaning of Section 409A of the Code.

(b)Each Award of Restricted Stock granted hereunder shall vest on such schedule as determined by the Board at the time the Award is granted.  The applicable Award Agreement shall set forth vesting conditions as well as such other terms and conditions applicable to the Award as shall be determined by the Board in its discretion, including provisions applicable upon the termination of the Eligible Director’s term of service as a director.

(c)The price of the Shares used in determining the number of Shares subject to an Award of Restricted Stock granted hereunder shall be calculated in accordance with the Company’s pricing policy or, if a pricing policy has not been adopted by the Company, shall be the fair market value of the Shares as determined by the Board on the effective grant date of such Award.

(d)Each Eligible Director shall be entitled to vote and receive dividends on the Shares subject to the Award of Restricted Stock, but will not be able to obtain a stock certificate or sell, encumber

TopBuild Corp. - Proxy Statement - A-13

or otherwise transfer such Shares of Restricted Stock except in accordance with the terms of the Plan.

Section 2. Non-Compete Provision

Each Award of Restricted Stock granted hereunder shall contain a provision whereby the Award holder shall agree, in consideration for the Award and regardless of whether restrictions on Shares of Restricted Stock have lapsed, as follows:

(a)While the holder is a director of the Company and for a period of one year following the later of the last date of vesting of any Shares or the termination of such holder’s term as a director of the Company, other than a termination following a Change in Control, the Award holder shall agree not to engage in, and not to become associated in a “Prohibited Capacity” (as hereinafter defined) with any other entity engaged in, any ‘‘Business Activities” (as hereinafter defined) and not to encourage or assist others in encouraging any employee of the Company or any of its subsidiaries to terminate employment or to become engaged in any such Prohibited Capacity with an entity engaged in any Business Activities. “Business Activities” shall mean the design, development, manufacture, sale, marketing or servicing of any product, or providing of services competitive with the products or services, of the Company or any subsidiary at any time while the Award is outstanding, to the extent that such competitive products or services are distributed or provided either (1) in the same geographic area as are such products or services of the Company or any of its subsidiaries or (2) to any of the same customers as such products or services of the Company or any of its subsidiaries are distributed or provided.  “Prohibited Capacity” shall mean being associated with an entity as a director, employee, consultant, investor or in another capacity where (1) confidential business information of the Company or any of its subsidiaries could be used in fulfilling any of the holder’s duties or responsibilities with such other entity, or (2) an investment by the Award holder in such other entity represents more than 1% of such other entity’s capital stock, partnership or other ownership interests.

(b)Should the Award holder breach any of the restrictions contained in the preceding paragraph, by accepting an Award, the Award holder shall agree, independent of any equitable or legal remedies that the Company may have and without limiting the Company’s  right to any other equitable or legal remedies, to pay to the Company in cash immediately upon the demand of the Company (1) the amount of income realized for income tax purposes from the Award, net of all federal, state and other taxes payable on the amount of such income, but only to the extent that such income is realized from restrictions lapsing on Shares or exercises occurring, as the case may be, on or after the termination of the Award holder’s term as a director of the Company or within the two-year period prior to the date of such termination, plus (2) all costs and expenses of the Company in any effort to enforce its rights under this or the preceding paragraph.  The Company shall have the right to set off or withhold any amount owed to the Award holder by the Company or any of its subsidiaries or affiliates for any amount owed to the Company by the Award holder hereunder.

Section 3. Termination, Modification or Suspension

The Board may terminate, modify or suspend the Program at any time as it may deem advisable.

TopBuild Corp. - Proxy Statement - A-14

ADMISSION TO THE 2016 ANNUAL MEETING

You will need an admission card (or other proof of stock ownership) and proper identification for admission to the Annual Meeting of Stockholders at the Hyatt Regency Orlando International Airport, 9300 Jeff Fuqua Boulevard, Orlando, Florida 32827 on May 2, 2016. If you plan to attend the Annual Meeting, please be sure to request an admittance card by:

•	if you requested to receive printed proxy materials, marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;
•	indicating your desire to attend the meeting through our Internet voting procedure; or
•	calling our Investor Relations department at (386) 763-8801.

An admission card will be mailed to you if:

•	your TopBuild shares are registered in your name; or
•

your TopBuild shares are held in the name of a broker or other nominee and you provide written evidence of your stock ownership as of the March 10, 2016, record date, such as a brokerage statement or letter from your broker.

Your admission card will serve as verification of your ownership.

TopBuild Corp. - Proxy Statement

 the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

TOPBUILD CORP. 260 JIMMY ANN DRIVE DAYTONA BEACH, FL 32114

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future  proxy  statements,  proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E04890-P74135	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

TOPBUILD CORP. The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐
Nominees:
01) Dennis W. Archer
02) Alec C. Covington
The Board of Directors recommends you vote FOR Proposals 2 and 3.						For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2016.						☐	☐	☐
3. To approve, on an advisory basis, the compensation of the Company's named executive officers.						☐	☐	☐
The Board of Directors recommends you vote EVERY YEAR on Proposal 4.					Every Year	Every Two Years	Every Three Years	Abstain
4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.					☐	☐	☐	☐
The Board of Directors recommends you vote FOR Proposal 5.						For	Against	Abstain
5. To approve the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan.						☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election  of the nominees for Class I Directors named in Proposal 1 in this proxy card, FOR each of Proposals 2, 3 and 5 in this proxy card, and EVERY YEAR for proposal 4 in this proxy card.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐
Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E04891-P74135

PROXY TOPBUILD CORP. 260 JIMMY ANN DRIVE DAYTONA BEACH, FLORIDA 32114

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michelle A. Friel and Gerald Volas as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of TopBuild Corp. held of record by the undersigned on March 10, 2016 at the Annual Meeting of Stockholders to be held on May 2, 2016 and any adjournments or postponements thereof.

The shares represented by this proxy, when properly executed and returned, will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR CLASS I DIRECTORS NAMED IN PROPOSAL 1 IN THIS PROXY CARD, “FOR” EACH OF PROPOSALS 2, 3 AND 5 IN THIS PROXY CARD, AND “EVERY YEAR” FOR PROPOSAL 4 IN THIS PROXY CARD. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual Meeting of Stockholders.

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 2, 2016. TOPBUILD CORP. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of TOPBUILD CORP. 260 JIMMY ANN DRIVE DAYTONA BEACH, FL 32114 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E04903-P74135 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 10, 2016 Date: May 2, 2016Time: 10:00 AM EDT Location: Hyatt Regency Orlando International Airport 9300 Jeff Fuqua Boulevard Orlando, Florida 32827

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E04904-P74135 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Dennis W. Archer 02) Alec C. Covington The Board of Directors recommends you vote FOR Proposals 2 and 3. 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2016. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers. The Board of Directors recommends you vote EVERY YEAR for Proposal 4. 4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers. The Board of Directors recommends you vote FOR Proposal 5. 5. To approve the Amended and Restated TopBuild Corp. 2015 Long Term Stock Incentive Plan. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. THIS IS NOT A PROXY CARD. To vote the shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions in this notice. E04905-P74135 Voting Items

E04906-P74135